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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-12

AMIDEX FUNDS, INC.
--------------------------------------------------------------------------------
(Name of Registrant as Specified In Its Charter)

BOARD OF DIRECTORS OF REGISTRANT
--------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box): No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ---------------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------------

     5)   Total fee paid:

     ---------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     ---------------------------------------------------------------------------

     2)   Form, Schedule or Registration Statement No.:

     ---------------------------------------------------------------------------

     3)   Filing Party:

     ---------------------------------------------------------------------------

     4)   Date Filed:

     ---------------------------------------------------------------------------

                             AMIDEX(TM) FUNDS, INC.
                             ----------------------

                              AMIDEX35 Mutual Fund
               AMIDEX Cancer Innovations & Healthcare Mutual Fund
                            630-A Fitzwatertown Road
                      Willow Grove, Pennsylvania 19090-1904

                                                                   July 31, 2003

Dear Fellow Shareholder:

The Board of Directors (the "Board") of AMIDEX Funds, Inc. currently comprised of a sole Director, Clifford A. Goldstein (the "Company" or "AMIDEX") has called a Special Meeting of Shareholders ("Meeting") of AMIDEX35 Mutual Fund and AMIDEX Cancer Innovations & Healthcare Mutual Fund (each a "Fund" and collectively, the "Funds"). The Meeting is scheduled to be held on September 15, 2003.

The Proxy Statement contains six (6) proposals. Shareholders of each Fund are being asked to vote on the proposals applicable to their Fund. Please take the time to read these materials and CAST YOUR VOTE PROMPTLY, as the proposals to be voted on are important to the Funds and to you as a shareholder.

In Proposal 1, the Board of Directors of AMIDEX (the "Board") currently comprised of a sole Director, Clifford A. Goldstein asks shareholders of each Fund to approve a new Investment Advisory Agreement (the "Advisory Agreement") between the Company and Index Investments, LLC (the "Adviser"). Effective September 3, 2002, Clifford A. Goldstein has served as the Funds' sole Director. Mr. Goldstein, as sole Director, has handled the portfolio management duties and responsibilities for administering the Funds, and has been endeavoring to identify an advisory firm to manage the Funds. Index Investments, LLC has been organized to be the Funds' investment adviser. Mr. Goldstein is a principal owner of Index Investments, LLC. The Funds seek your approval of the new Advisory Agreement between AMIDEX, on behalf of the Funds, and the Adviser. If shareholders approve the Advisory Agreement, the Adviser will serve as the investment adviser for all of the Funds for an initial term of two years.

In Proposal 2, the Board, currently comprised of a sole Director, Clifford A. Goldstein asks you to approve amendments to the AMIDEX Articles of Incorporation to allow for issuance, merger, consolidation or closure of certain series of the Funds without further shareholder approval, and the filing of Amended and Restated Articles of Incorporation.

In Proposal 3, the Board, currently comprised of a sole Director, Clifford A. Goldstein asks you to approve a new slate of Directors to serve on the Board of Directors. Applicable law requires the Funds to have Independent Directors, and requires that new Directors be nominated by the Independent Directors. Because the Funds have been operating with only Clifford A. Goldstein as the sole Director, the individuals nominated for election as Directors were all nominated by Clifford A. Goldstein, as sole Director, and will, upon election, serve on the Company's Board until such time as their successors shall be duly elected and qualified.

In Proposal 4, the Board, currently comprised of a sole Director, Clifford A. Goldstein asks you to approve McCurdy & Associates CPA's, Inc. to serve as independent public accountants for the Company.

In Proposal 5, the Board, currently comprised of a sole Director, Clifford A. Goldstein asks you to approve a 12b-1 Distribution Plan

In Proposal 6, the Board, currently comprised of a sole Director, Clifford A. Goldstein asks you for authority to transact such other business as may properly come before the shareholders of the Funds.

The Board, currently comprised of a sole Director, Clifford A. Goldstein, highly recommends that all shareholders of the Funds approve all proposals.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. In order to avoid the added cost of follow-up solicitations and possible adjournments, please read the Proxy Statement and cast your VOTE PROMPTLY. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN SEPTEMBER 8, 2003. If you have any questions about the Proxy Statement, please do not hesitate to call us toll free at (888) 876-3566.

We appreciate your participation and prompt response and thank you for your continued support.

                                        Sincerely,

                                        Clifford A. Goldstein, President,
                                        AMIDEX Funds, Inc.

                                        /s/ Clifford A. Goldstein

                                        Clifford A. Goldstein
                                        President

                             AMIDEX(TM) FUNDS, INC.
                             ----------------------
                            630-A Fitzwatertown Road
                      Willow Grove, Pennsylvania 19090-1904
                                  July 31, 2003

                                 BASIC QUESTIONS

                                   PLEASE VOTE

YOUR VOTE IS EXTREMELY IMPORTANT AND VOTING ONLY TAKES A FEW MINUTES. ACT NOW TO HELP THE FUNDS AVOID ADDITIONAL EXPENSE.

AMIDEX Funds, Inc. (the "Company" or "AMIDEX") will hold a special meeting of shareholders on August 1, 2003 (the "Meeting"). It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read the Proxy Statement in its entirety - the explanations in the Proxy Statement will help you decide on the issues.

THE FOLLOWING IS AN INTRODUCTION TO THE PROPOSALS AND THE PROCESS:

WHY AM I BEING ASKED TO VOTE?
Mutual funds are required to obtain shareholders' votes for certain types of changes, like those included in this Proxy Statement. You have a right to vote on these changes.

WHAT ISSUES AM I BEING ASKED TO VOTE ON?
The proposals include the approval of a new investment Advisory Agreement between the Company and Index Investments, LLC as the Adviser for each Fund. This proposal arises out of the resignation of the prior investment adviser, the duties and responsibilities of which have been assumed by Clifford A. Goldstein as the sole Director of the AMIDEX Board of Directors. Mr. Goldstein is a principle owner of the proposed Advisor, Index Investments, LLC, as well as a principal shareholder of the Funds' previous adviser, TransNations Investments, LLC. This situation presents a conflict of interests, and shareholders should consider the proposals in light of such interests.

There is a proposal to amend the AMIDEX Articles of Incorporation, changes that only shareholders can authorize. In addition, the proposals include the election of Directors to the Board to fill vacancies and a selection of independent public accountants for the Company.

WHAT ARE THE RESPONSIBILITIES OF THE BOARD OF DIRECTORS?
The Board of Directors is responsible for the general oversight of the Company's business. The Board represents the shareholders and can exercise all of the Company's powers, except those reserved only for shareholders. The Board, for example, periodically reviews the investment performance of the Funds as well as the quality of other services provided to the Funds.

WHY ARE DIRECTORS BEING ELECTED?
Mr. Goldstein, who currently serves as the Funds' sole Director, has held his position from the Funds' inception. In light of the change to an interim investment advisor, and in light of the need to identify a new adviser and conduct a shareholder meeting to approve of same, several members of the Board prematurely resigned, leaving vacancies to be filled. The law requires that the Funds have Independent Directors. Currently, the Funds have none. Normally, the nominees for the Board would have been selected by the Independent Directors. However, in the absence of any Independent Directors, Clifford A. Goldstein, the sole director, has nominated for shareholder consideration, four qualified individuals. The Proxy Statement includes a brief description of each nominee's history and current position with the Company, if applicable.

HOW DO I VOTE MY SHARES?
You may vote your shares in person at the Meeting. You may also vote by returning the enclosed Proxy Card. You may also vote by faxing a copy of the enclosed Proxy Card to the Fund at (610) 666 7704. If you do not respond at all, the Funds' proxy solicitor may contact you by telephone to request that you cast your vote.

WHO DO I CALL IF I HAVE QUESTIONS ABOUT THE PROXY STATEMENT?
If you have any questions or need further assistance in voting, please feel free to call InCap Service Company, the Company's Transfer Agent and Administrative Service Provider, toll-free at 1-888-876-3566.

After careful consideration, the Board of Directors, through its sole Director, Clifford A. Goldstein has approved these proposals. The Board, through its sole Director, Clifford A. Goldstein, recommends that you read the enclosed materials carefully and VOTE FOR ALL PROPOSALS.

                             AMIDEX(TM) FUNDS, INC.
                             ----------------------
                            630-A Fitzwatertown Road
                      Willow Grove, Pennsylvania 19090-1904

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 15, 2003

To the Shareholders of the Funds:

     Notice is hereby given that a special meeting of shareholders (the "Meeting") of AMIDEX35 Mutual Fund and AMIDEX Cancer Innovations & Healthcare Mutual Fund the (collectively the "Funds" and individually the "Fund"), two series of AMIDEX Funds, Inc. (the "Company" or "AMIDEX"), will be held at the offices of AMIDEX Funds, Inc. at 2621 Van Buren Avenue, Norristown, Pennsylvania 19403 on September 15, 2003 at 9:00a.m. (Eastern time). The purpose of the Meeting is:

     1. Approval of a new Investment Advisory Agreement ("Advisory Agreement") between the Company and Index Investments, LLC (the "Adviser") for each Fund. The proposed investment advisory agreement calls for investment advisory services to each Fund under similar terms and different compensation as compared to the Company's prior investment adviser. Previously, the Funds also had an Operating Services Agreement with the former Adviser, which effectively capped the Funds' expenses. The new Advisor Agreement does not include and Operating Services Agreement, and if approved, the expense cap will no longer be in place.
     2. Approval of the amendments to the AMIDEX Articles of Incorporation to allow for issuance, merger, consolidation or closure of certain series of the Funds without further shareholder approval, and the filing of Amended and Restated Articles of Incorporation.
     3. Approval of a new slate of Directors to serve on the Board of Directors. The individuals nominated for election as Directors will, upon election, serve on the Company's Board until such time as their successors shall be duly elected and qualified.
     4. Approval of McCurdy & Associates CPA's, Inc. to serve as the independent public accountants for the Company.
     5.   Approval of a 12b-1 Distribution Plan
     6. In Proposal 6, the Board asks you for authority to transact such other business as may properly come before the shareholders of the Funds.

     The proposals are discussed in greater detail in the attached Proxy Statement. You are entitled to vote at the Meeting and any adjournment thereof if you owned shares of one or more of the Funds at the close of business on July 31, 2003. If you attend the Meeting, you may vote your shares in person. Whether or not you intend to attend the Meeting in person, you may vote by proxy - vote, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope or by fax to (610) 666 7704.

     The Company's Board of Directors, through its sole Director, Clifford A. Goldstein, has fixed the close of business on July 31, 2003, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof. Please carefully read the accompanying Proxy Statement.

By order of the Board of Directors
/S/ CLIFFORD A. GOLDSTEIN
Clifford A. Goldstein

--------------------------------------------------------------------------------
            YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
                     PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED ABOVE AND "FOR" OR "AGAINST" ANY OTHER MATTER ACTED UPON AT THE MEETING IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES. ALTERNATIVELY, YOU MAY VOTE YOUR PROXY BY FACSIMILE IN ACCORDANCE WITH THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
--------------------------------------------------------------------------------

                             AMIDEX(TM) FUNDS, INC.
                             ----------------------
                              AMIDEX35 Mutual Fund
               AMIDEX Cancer Innovations & Healthcare Mutual Fund
                            630-A Fitzwatertown Road
                      Willow Grove, Pennsylvania 19090-1904

                         ------------------------------

                                 PROXY STATEMENT

                         ------------------------------

                         Special Meeting of Shareholders

                                 August 1, 2003

                                  INTRODUCTION

     The enclosed proxy is solicited by the Board of Directors, through its sole Director, Clifford A. Goldstein, of AMIDEX Funds, Inc., (the "Company" or "AMIDEX"), a Maryland corporation, on behalf of AMIDEX35 Mutual Fund and AMIDEX Cancer Innovations & Healthcare Mutual Fund (each a "Fund" and collectively, the "Funds"). AMIDEX is a registered open-end investment company whose executive offices are located at 630-A Fitzwatertown Road, Willow Grove, Pennsylvania 19090-1904. Proxies will be voted at the special meeting of shareholders (the "Meeting") of the Funds to be held at AMIDEX Funds' offices at 2621 Van Buren Avenue, Norristown, Pennsylvania, 19403 on September 15, 2003, at 9:00 a.m. (Eastern time), and any adjournment thereof for the purposes set forth in the accompanying notice of special Meeting of shareholders. This Proxy Statement and the enclosed notice of Meeting and proxy card are first being mailed to shareholders on or about August 20, 2003.

     AMIDEX Funds' Annual Report to shareholders for the period ended May 31, 2002, and the Semi-Annual Report for the period ended November 30, 2002, include financial statements for the Funds, have previously been mailed to shareholders. Shareholders may request a copy of the Annual Report and/or Semi-Annual Report without charge by calling InCap, the Funds' administrator, at (888) 876-3566.

     The solicitation of proxies will be primarily by mail but may also include telephone or oral communications by the officers of the Company or by regular employees of InCap or their affiliates. AMIDEX and the Adviser will each bear a portion (70% and 30%, respectively) of the costs for the Meeting and the preparation, printing and mailing of this Proxy Statement and of other proxies.

PURPOSE OF MEETING

     As more fully described in this Proxy Statement, the purpose of the Meeting is to vote on the following six (6) proposals:

     1. Approval of a new Investment Advisory Agreement ("Advisory Agreement") between the Company and Index Investments, LLC, for all the Funds.

     2. Approval of the amendments to the AMIDEX Articles of Incorporation to allow for issuance, merger, consolidation or closure of certain series of the Funds without further shareholder approval, and the filing of Amended and Restated Articles of Incorporation.

     3. Approval of a new slate of Directors to serve on the Board of Directors. The individuals nominated for election as Directors will, upon election, serve on the Company's Board until such time as their successors shall be duly elected and qualified.

     4. Approval of McCurdy & Associates CPA's, Inc. to serve as the Company's independent public accountants.

     5.   Approval of a 12b-1 distribution Plan

     6. Authority to transact such other business as may properly come before the shareholders of the Funds.

     Summarized below are the proposals that shareholders of each Fund are being asked to consider:

--------------------------------------------------------------------------------
        APPLICABLE FUND                                 PROPOSALS
--------------------------------------------------------------------------------
APPLIES TO ALL FUNDS (a separate        1.   Approval   of  a   new   Investment
vote by shareholders of each Fund            Advisory    Agreement    ("Advisory
to bind that Fund)                           Agreement")   between   AMIDEX  and
                                             Index Investments, LLC, for all the
                                             Funds.
--------------------------------------------------------------------------------
APPLIES TO ALL FUNDS (two thirds)       2.   Approval of the  amendments  to the
                                             AMIDEX Articles of Incorporation to
                                             allow   for    issuance,    merger,
                                             consolidation or closure of certain
                                             series of the Funds without further
                                             shareholder approval and the filing
                                             of Amended and Restated Articles of
                                             Incorporation.
--------------------------------------------------------------------------------
APPLIES TO ALL FUNDS (a plurality)      3.   Approval   of  a   new   slate   of
                                             Directors  to serve on the Board of
                                             Directors.      The     individuals
                                             nominated for election as Directors
                                             will,  upon election,  serve on the
                                             Company's  Board until such time as
                                             their   successors  shall  be  duly
                                             elected and qualified.
--------------------------------------------------------------------------------
APPLIES TO ALL FUNDS (a majority        4.   Approval  of  McCurdy &  Associates
vote as defined by statute)                  CPA's,   Inc.   to   serve  as  the
                                             independent  public accountants for
                                             the Company.
--------------------------------------------------------------------------------
APPLIES TO ALL FUNDS (a majority        5.   Approval of 12b-1 Distribution Plan
vote, as defined by stature, of
each share class)
--------------------------------------------------------------------------------
APPLIES TO ALL FUNDS                    6.   Authority  to  transact  such other
                                             business  as  may   properly   come
                                             before  the   shareholders  of  the
                                             Funds.
--------------------------------------------------------------------------------

DESCRIPTION OF VOTING

Under the Company's current Articles of Incorporation and Maryland law, Md. CORPORATIONS AND ASSOCIATIONS Code Ann.ss.1-101, et seq. (2001), a majority of shares entitled to vote in person or by proxy shall be a quorum for the transaction of business at a shareholders' meeting.

     Approval of Proposal 1 concerning the Advisory Agreement requires a separate vote by shareholders of each Fund to bind that Fund. Approval requires the affirmative vote of "a majority of the outstanding voting securities" of that Fund as that term is defined under the Investment Company Act of 1940 (the "1940 Act"). This means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Meeting or (b) more than 50% of the outstanding shares of the Fund.

     Approval of Proposal 2, with respect to amendments to AMIDEX Articles of Incorporation requires the affirmative vote of two thirds of the outstanding voting securities of the Company.

     Approval of Proposal 3, with respect to the election of a new slate of Directors, shall require a plurality. Shareholders of the Funds shall vote together, not separately by Fund.

     Approval of Proposal 4, with respect to the selection of the Company's independent public accountants shall require the affirmative of a majority of the outstanding voting securities of the Company as that term is defined under the 1940 Act.

     Approval of Proposal 5, with respect to approval of the 12b-1 Distribution Plan shall require a majority vote, as defined by statute, of each share class, voting separately.

     Approval of Proposal 6, with respect to other business, shall require a majority vote. Shareholders of the Funds shall vote separately by Fund.

SHAREHOLDERS

     Shareholders of record at the close of business on July 31, 2003, (the "Record Date"), will be entitled to notice of, and to vote at, the Meeting, including any adjournment thereof. As of July 31, 2003, the shares represented in the following table were outstanding of the Funds:

          FUND NAME                                           SHARES OUTSTANDING

          AMIDEX35 Mutual Fund                                     1,411,721
          AMIDEX Cancer Innovations & Healthcare Mutual Fund         108,246

     As of July 31, 2003 all Directors and Officers of the Company, as a group, owned beneficially less than 2% of the outstanding shares of any or all the Funds. As of July 31, 2003, the following shareholders beneficially owned more than 5% of the outstanding shares of each Fund:

FUND NAME                     NAME                                    SHARES    % OF FUND

AMIDEX35 Mutual Fund          Merrill Lynch FBO Client Accounts      137,834       9.76%
                              Wexford Clearing Services Corp.        126,589       8.96%

AMIDEX Cancer Innovations     Merrill, Lynch FBO Client Accounts      36,848      34.04%
  & Healthcare Mutual Fund

     The brokerage and clearing firms listed in the above table disclaim beneficial ownership of the shares.

     From time to time, certain shareholders may own a large percentage of the shares of a Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. Management is not aware of any person which or who beneficially owns 25% or more of the shares of a Fund (or of the Company).

     Each shareholder will be entitled to one vote for each whole share and a fractional vote for each fractional share held. Shares may be voted in person or by proxy. Shareholders holding a majority of the outstanding shares of the Funds at the close of business on the Record Date present in person or by proxy will constitute a quorum for the transaction of business regarding the Funds at the Meeting. All properly executed proxies received in time to be voted at the Meeting will be counted at the Meeting, and any adjournment thereof, in accordance with the instructions marked thereon or otherwise provided therein.

     For purposes of determining the presence of a quorum and counting votes on the matters presented, shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast at the Meeting. Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners and other persons entitled to vote and for which the broker lacks discretionary voting authority. Under the 1940 Act, the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Meeting. For this reason, abstentions and non-votes have the effect of votes AGAINST a proposal. In completing proxies, therefore, shareholders should be aware that checking the box labeled ABSTAIN will result in the shares covered by the proxy being treated as if they were voted AGAINST a proposal.

     IF YOU DO NOT SPECIFY A CHOICE ON THE PROXY, PROPERLY EXECUTED PROXIES THAT ARE RETURNED IN TIME TO BE VOTED AT THE MEETING WILL BE VOTED FOR THE APPROVAL OF EACH PROPOSAL DESCRIBED IN THIS PROXY STATEMENT.

     If a quorum is not present at the Meeting, or if a quorum is present at the Meeting, but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to a proposal. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of a proposal, the percentage of votes cast, the percentage of negative votes cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of shares represented in person or by proxy at the Meeting. In that case, the persons named as proxies will vote all proxies that they are entitled to vote FOR such an adjournment; provided, however, any proxies required to be voted against a proposal will be voted AGAINST such adjournment. A shareholder vote may be taken prior to adjournment if sufficient votes have been received and it is otherwise appropriate.

     QUORUM; ADJOURNMENT: The presence at the Meeting, in person or by proxy, of shareholders entitled to vote a MAJORITY of each Fund's outstanding shares is required for a quorum. In the event that a quorum is not present or a quorum is present at the Meeting but sufficient votes to approve the new item are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. The affirmative vote of less than a majority of the votes entitled to be cast represented in person or by proxy is sufficient for adjournments. In such case, the persons named as proxies will vote those proxies which they are entitled to vote in favor of such item "FOR" such an adjournment, and will vote those proxies required to be voted against such item "AGAINST" such an adjournment. A shareholder vote may be taken on the nominations in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     BROKER NON-VOTES; ABSTENTIONS: Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter. All shares that are voted and votes to abstain will be counted towards establishing a quorum, as will broker non-votes. An abstention by a shareholder or a broker non-vote, either by proxy or by vote in person at the Meeting, has the same effect as a negative vote. Abstentions and broker non-votes are also effectively a vote against an adjournment of Proposals 1, 2, and 4 because the required vote is a percentage of the shares present at the Meeting, but will have no impact on the Proposal 3 to elect Directors because the required vote is a plurality of the votes cast at the Meeting.

     Any shareholder may revoke his or her proxy at any time prior to exercise thereof by giving written notice of revocation or by executing and delivering a later dated proxy to AMIDEX Funds, Inc. 2621 Van Buren Ave., Norristown, PA 19403, or by personally casting a vote at the Meeting.

PROPOSAL ONE: NEW INVESTMENT ADVISORY AGREEMENT

     The Board, currently comprised of a sole director, Clifford A. Goldstein has approved and recommends that shareholders of the Funds approve an Investment Advisory Agreement (the "Advisory Agreement") between AMIDEX and Index Investments, LLC ("Index Investments" or the "Adviser"). Mr. Goldstein is a majority shareholder of the Advisor.

     Currently, the Company does not have an agreement with an investment adviser for the management of the Funds assets and affairs.

PRIOR INVESTMENT ADVISER RELATIONSHIPS

     As previously reported, the Company was organized in April 1999. The original investment adviser was TransNations Investments, LLC ("TNI"). Clifford
A. Goldstein was a principal owner of TNI. Company operations in New York were disrupted by the September 11, 2001, terrorist attack.

     The  costs   incurred  in  connection   with  the   organization,   initial
registration and public offering of shares were paid by TNI. Accordingly, no organization costs have been recorded by the Funds.

     On April 4, 2002, the Board of Directors of AMIDEX accepted the resignation of TNI as investment adviser to the Funds, because TNI lacked adequate funds to continue to serve as Advisor. The Board also accepted TNI's resignation under the Services Agreement whereby TNI undertook to pay substantially all of the operating expenses of the Fund.

     The Board appointed Equity Income Advisers, Inc. ("EIA") to be interim investment adviser of the Funds under the same terms and conditions as the contract with TNI until a Meeting of Shareholders could be held to elect EIA as permanent investment adviser to the Fund. The Board also approved EIA to replace TNI under the Services Agreement with the same terms and conditions as the Services Agreement between the Company and TNI.

     The Board intended to hold a Special Meeting of Shareholders prior to August 30, 2002, to approve a new investment advisory agreement between the Company and EIA, modernize the Company's Articles of Incorporation, elect directors, and other matters which may come before the meeting. However, prior to completion of proxy materials to seek approvals, EIA informed the Board that it would cease acting as investment adviser and would end its obligation to cover expenses effective September 1, 2002.

     The Board is currently managing the AMIDEX portfolios and is taking action to appoint another investment adviser. A decision was made to close the AMIDEX Israel Technology Fund. The expense cap was terminated.

     With the appointment of EIA and the instructions to seek shareholder approval, disinterested directors of the Company resigned. The Directors resigned due to their inability to meet the increased time demands triggered by the transition of advisers and the resignation of TNI, and due to their collective lower level of familiarity and confidence in EIA as compared with TNI. This left one director, Clifford Goldstein, an interested director.

     In light of these events, Mr. Goldstein as the Board, has endeavored to minimize AMIDEX expenses, to identify a new investment adviser and to identify individuals appropriate to serve as directors. The proposals in this proxy statement - including the new Investment Advisory Agreement between AMIDEX and Index Investments are the results of those efforts.

DISCUSSION OF NEW ADVISORY AGREEMENT

     The Adviser will serve as investment adviser to each Fund. Under the proposed agreement, the Adviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing a Fund's investments and effecting portfolio transactions for a Fund. As required by
Section 15(c) of the 1940 Act and as provided in the agreement, shareholders of the Funds are being asked to approve a new Advisory Agreement between the Company and the Adviser.

     The new Advisory Agreement between the Adviser and the Company was approved by the Board on March 12, 2003.

     The form of the Advisory Agreement is attached as Exhibit A. The Advisory Agreement provides for advisory fees as follows:

     FUNDS OF AMIDEX                                  PRIOR FEES   PROPOSED FEES

     AMIDEX35 Mutual Fund                                .50%           .80%
     AMIDEX Cancer Innovations &                         .45%           .80%
       Healthcare Mutual Fund

     Under the prior fees, based on $8,293,000 in assets under management in the AMIDEX35 Fund, the advisory fees paid to the former advisers totaled $41,465 per year. Under the new proposal, assuming the same asset level, fees would total $66,344, a 60% increase.

     Under the prior fees, based on $932,000 in assets under management in the AMIDEX Cancer Innovations & Healthcare Mutual Fund, the advisory fees paid to the former advisers totaled $4,194 per year. Under the new proposal, assuming the same asset level, fees would total $7,456, a 78% increase.

     The following tables describe the current fees and expenses you will pay if you invest in the Fund. The annual fund operating expenses are deducted from Fund assets.1

--------------------------------------------------------------------------------

           AMIDEX35 Mutual Fund Class No-Load Annual Shareholder Fees
           ----------------------------------------------------------
                   (Fees paid directly from your investment)*
--------------------------------------------------------------------------------

Type of Fee                                                       Percent of Fee
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                       None
(As a percentage of offering price)
--------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD)                                   None
(As a percentage of redemption proceeds)
--------------------------------------------------------------------------------
REDEMPTION FEES                                                      2.00 (1)
--------------------------------------------------------------------------------

*    These fees are unchanged from the previous contract.

--------------------------------------------------------------------------------

      AMIDEX35 Mutual Fund Class No-Load Annual Fund Operating Expenses -
      -------------------------------------------------------------------
                               Current Prospectus
                               ------------------
--------------------------------------------------------------------------------
Type of Fee                                         Percent of        Percent of
                                                 Current Fee(2)(3)     New Fee
--------------------------------------------------------------------------------
Management Fees                                          --               .80
--------------------------------------------------------------------------------
Administrative Fees                                      --               .10
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                               .25               .25
--------------------------------------------------------------------------------
Other Expenses                                         2.72              2.34
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                   2.97              3.49
--------------------------------------------------------------------------------

     1) You will be charged a redemption fee equal to 2.00% of the net amount of your redemption, if you redeem your shares less than 365 calendar days after you buy them. If this fee is imposed it would raise the expenses of your shares. This fee is imposed only to discourage short-term trading of Fund shares. Such fees, when imposed, are credited directly to the assets of the Fund to help defray the expense to the Fund of such short-term trading activities. These fees are never used to pay for distribution or sales fees.
     2) Current fee (and "old fee" discussed in footnote 3 below) is based on amounts incurred during the Fund's fiscal year ended May 31, 2002, as stated as a percentage of net assets, adjusted to include the period through March 10, 2003, due to changes in the way fund expenses were paid due to the termination of the Operating Services Agreement with the prior Advisor(s)
     3) The new prospectus list fees different from those below because during the period from September 3, 2002 to the present, the Funds are operating without an Advisor, and therefore without Advisory fees. Additionally, before September 3, 2002, the Funds had an Operating Services Agreement with the Advisors that effectively capped expenses. The following tables compare the proposed fees and the old fees (which includes the old adviser fees) as described in this footnote and footnote 2.

--------------------------------------------------------------------------------

        AMIDEX35 Mutual Fund Class No-Load Annual Fund Operating Expenses
        -----------------------------------------------------------------
--------------------------------------------------------------------------------
Type of Fee                                    Percent of         Percent of
                                               Old Fee(1)           New Fee
--------------------------------------------------------------------------------
Management Fees                                    .76                .80
--------------------------------------------------------------------------------
Administrative Fees                                 --                .10
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                          .25                .25
--------------------------------------------------------------------------------
Other Expenses                                    2.15               2.34
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses              3.16               3.49
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

             AMIDEX35 Mutual Fund Classes A and C Annual Shareholder
             -------------------------------------------------------
                 Fees (Fees paid directly from your investment)*
                 -----------------------------------------------
--------------------------------------------------------------------------------

Type of Fee                                                Class A      Class C
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES            4.00          None
(As a percentage of offering price)
--------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD)                      None (2)      1.00 (1)
(As a percentage of redemption proceeds)
--------------------------------------------------------------------------------
REDEMPTION FEES                                             None          None
--------------------------------------------------------------------------------

     *    These fees are unchanged from the previous contract.

--------------------------------------------------------------------------------

AMIDEX35 Mutual Fund Class A Annual Fund Operating Expenses - Current Prospectus
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Type of Fee                                      Percent of           Percent of
                                             Current Fee(3)(4)          New Fee
--------------------------------------------------------------------------------
Management Fees                                       --                  .80
--------------------------------------------------------------------------------
Administrative Fees                                   --                  .10
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                            .25                  .25
--------------------------------------------------------------------------------
Other Expenses                                      2.72                 2.34
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                2.97                 3.49
--------------------------------------------------------------------------------

     1) Investments in Class C shares are not subject to an initial sales charge; however, a contingent deferred sales charge of 1% is imposed in the event of certain redemption transactions within thirteen months following such investments.
     2) If you are a participant in a qualified employee retirement benefit plan with at least 100 eligible employees, you may purchase Class A shares without any sales charges. However, if you redeem your shares within one year of purchase, you will be charged a fee of 1.00% of the redemption proceeds.
     3) Current fee (and "old fee" discussed in footnote 3 below) is based on amounts incurred during the Fund's fiscal year ended May 31, 2002, as stated as a percentage of net assets, adjusted to include the period through March 10, 2003, due to changes in the way fund expenses were paid due to the termination of the Operating Services Agreement with the prior Advisor(s)
     4) The prospectus list fees different from those below because during the period from September 3, 2002 to the present, the Funds are operating without an Advisor, and therefore without Advisory fees. Additionally, before September 3, 2002, the Funds had an Operating Services Agreement with the Advisors that effectively capped expenses. The following tables compare the proposed fees and the old fees, as described in this footnote and footnote 2.

--------------------------------------------------------------------------------

           AMIDEX35 Mutual Fund Class A Annual Fund Operating Expenses
           -----------------------------------------------------------
--------------------------------------------------------------------------------

Type of Fee                                    Percent of         Percent of
                                               Old Fee(1)           New Fee
--------------------------------------------------------------------------------
Management Fees                                    .76                .80
--------------------------------------------------------------------------------
Administrative Fees                                 --                .10
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                          .25                .25
--------------------------------------------------------------------------------
Other Expenses                                    2.15               2.34
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses              3.16               3.49
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

          AMIDEX35 Mutual Fund Class C Annual Fund - Current Prospectus
          -------------------------------------------------------------
--------------------------------------------------------------------------------

Type of Fee                                        Percent of         Percent of
                                               Current Fee(1)(2)        New Fee
--------------------------------------------------------------------------------
Management Fees                                         --                .80
--------------------------------------------------------------------------------
Administrative Fees                                     --                .10
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                             1.00               1.00
--------------------------------------------------------------------------------
Other Expenses                                        2.72               2.34
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                  3.72               4.24
--------------------------------------------------------------------------------

     1) Current fee (and "old fee" discussed in footnote 3 below) is based on amounts incurred during the Fund's fiscal year ended May 31, 2002, as stated as a percentage of net assets, adjusted to include the period through March 10, 2003, due to changes in the way fund expenses were paid due to the termination of the Operating Services Agreement with the prior Advisor(s)
     2) The prospectus list fees different from those below because during the period from September 3, 2002 to the present, the Funds are operating without an Advisor, and therefore without Advisory fees. Additionally, before September 3, 2002, the Funds had an Operating Services Agreement with the Advisors that effectively capped expenses. The following tables compare the proposed fees and the old fees, as described in this footnote and footnote 2.

--------------------------------------------------------------------------------

           AMIDEX35 Mutual Fund Class C Annual Fund Operating Expenses
           -----------------------------------------------------------
--------------------------------------------------------------------------------

Type of Fee                                         Percent of        Percent of
                                                    Old Fee(1)          New Fee
--------------------------------------------------------------------------------
Management Fees                                         .76               .80
--------------------------------------------------------------------------------
Administrative Fees                                      --               .10
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                              1.00              1.00
--------------------------------------------------------------------------------
Other Expenses                                         2.15              2.34
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                   3.91              4.24
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   AMIDEX Cancer Innovations & Healthcare Mutual Fund Annual Shareholder Fees
   --------------------------------------------------------------------------
                   (Fees paid directly from your investment)*
--------------------------------------------------------------------------------

Type of Fee                                                       Percent of Fee
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                       5.50
(As a percentage of offering price)
--------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD)                                   None
(As a percentage of redemption proceeds)
--------------------------------------------------------------------------------
REDEMPTION FEES                                                      None (1)
--------------------------------------------------------------------------------

     *    These fees are unchanged from the previous contract.

--------------------------------------------------------------------------------

         AMIDEX Cancer Innovations & Healthcare Mutual Fund Annual Fund
         --------------------------------------------------------------
                    Operating Expenses - Current Prospectus
                    ---------------------------------------
--------------------------------------------------------------------------------

Type of Fee                                       Percent of          Percent of
                                               Current Fee(2)(3)        New Fee
--------------------------------------------------------------------------------
Management Fees                                         --                .80
--------------------------------------------------------------------------------
Administrative Fees                                     --                .10
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                              .25                .25
--------------------------------------------------------------------------------
Other Expenses                                        2.71               2.34
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                  2.96               3.49
--------------------------------------------------------------------------------

     1) If you are a participant in a qualified employee retirement benefit plan with at least 100 eligible employees, you may purchase Class A shares without any sales charges. However, if you redeem your shares within one year of purchase, you will be charged a fee of 1.00% of the redemption proceeds.
     2) Current fee (and "old fee" discussed in footnote 3 below) is based on amounts incurred during the Fund's fiscal year ended May 31, 2002, as stated as a percentage of net assets, adjusted to include the period through March 10, 2003, due to changes in the way fund expenses were paid due to the termination of the Operating Services Agreement with the prior Advisor(s)
     3) The new prospectus list fees different from those below because during the period from September 3, 2002 to the present, the Funds are operating without an Advisor, and therefore without Advisory fees. Additionally, before September 3, 2002, the Funds had an Operating Services Agreement with the Advisors that effectively capped expenses. The following tables compare the proposed fees and the old fees, as described in this footnote and footnote 2.

--------------------------------------------------------------------------------

               AMIDEX Cancer Innovations & Healthcare Mutual Fund
                         Annual Fund Operating Expenses
                         ------------------------------
--------------------------------------------------------------------------------

Type of Fee                                         Percent of        Percent of
                                                    Old Fee(1)          New Fee
--------------------------------------------------------------------------------
Management Fees                                         .76               .80
--------------------------------------------------------------------------------
Administrative Fees                                      --               .10
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                               .25               .25
--------------------------------------------------------------------------------
Other Expenses                                         2.14              2.34
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                   3.15              3.49
--------------------------------------------------------------------------------

Example

     The following is a hypothetical example intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example assumes a $10,000 investment in the Fund, a 5 percent annual return, that the Fund's operating expenses remain the same as stated in the table above (before waivers and reimbursements) and reinvestment of all distributions and redemption at the end of each period. Although your actual costs may be higher or lower, under these assumptions your costs would be:

--------------------------------------------------------------------------------
                  FUND NAME              1 YEAR    3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
       AMIDEX35 Mutual Fund      New       553       1071       1812       3765
                              --------------------------------------------------
                    No Load      Old       502        918       1562       3290
--------------------------------------------------------------------------------
       AMIDEX35 Mutual Fund      New       738       1428       2140       4015
                              --------------------------------------------------
                    Class A      Old       688       1281       1900       3558
--------------------------------------------------------------------------------
       AMIDEX35 Mutual Fund      New       526       1591       2672       5447
                              --------------------------------------------------
                    Class C      Old       476       1445       2440       5040
--------------------------------------------------------------------------------
AMIDEX Cancer Innovations &      New       882       1562       2262       4108
     Healthcare Mutual Fund   --------------------------------------------------
                                 Old       833       1415       2022       3650
--------------------------------------------------------------------------------

If you did not redeem your shares, your expenses would be:
--------------------------------------------------------------------------------
                  FUND NAME              1 YEAR    3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
       AMIDEX35 Mutual Fund      New       352       1071       1812       3765
                              --------------------------------------------------
                    No Load      Old       300        918       1562       3290
--------------------------------------------------------------------------------
       AMIDEX35 Mutual Fund      New       738       1428       2140       4015
                              --------------------------------------------------
                    Class A      Old       688       1281       1900       3558
--------------------------------------------------------------------------------
       AMIDEX35 Mutual Fund      New       526       1591       2672       5447
                              --------------------------------------------------
                    Class C      Old       476       1445       2440       5040
--------------------------------------------------------------------------------
AMIDEX Cancer Innovations &      New       882       1562       2262       4108
     Healthcare Mutual Fund   --------------------------------------------------
                                 Old       833       1415       2022       3650
--------------------------------------------------------------------------------

     If the Advisory Agreement is approved by each Fund's shareholders, it will remain in effect, unless earlier terminated, for an initial term expiring two years from the date of effectiveness and will continue in effect thereafter for successive twelve-month periods, provided that each such continuance is specifically approved at least annually (i) by the Board or by the vote of a majority of the outstanding voting securities of each Fund, and, in either case
(ii) by a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party (other than as Directors of AMIDEX).

     If the shareholders of the Funds approve the Advisory Agreement, Index Investments will serve as the investment adviser for the Funds under the new contract. Approval of the Advisory Agreement will permit the Funds to continue to employ an investment strategy under which they have been managed since inception. The Board notes that the Adviser personnel have participated in management of the Funds from inception. The Board believes that the Adviser will provide the Funds the level of services expected from a qualified professional money manager. If the shareholders of a Fund do not approve the Advisory Agreement, the Board will consider other options that may be available, including among other things, consideration of other advisers and calling another shareholder's meeting.

OTHER PROVISIONS OF ADVISORY AGREEMENT

     The Advisory Agreement must be approved at least annually by the Board or by vote of the shareholders, and in either case by a majority of the Directors who are not parties to the agreement or interested persons of any such party.

     The Advisory Agreement is terminable without penalty by the Company with respect to a Fund on 60 days' written notice to the Adviser when authorized either by vote of a majority of the Fund's shareholders or by a vote of a majority of the Board, or by the Adviser on 60 days' written notice to the Company. The agreement will terminate immediately upon its assignment.

     Under the terms of the Advisory Agreement, the Adviser has responsibility for the investment and reinvestment of the assets of the Funds. Adviser is authorized to place orders for the purchase and sale of the Funds' investments directly with brokers and dealers selected by it in its discretion. Commissions paid to brokers or dealers may be determined by research and trading services provided along with the best execution available for the client. Commissions may also be used to pay for third-party research services through "soft dollar" arrangements. Such services may include research on proxy issues, economic and business cycle research and industry/company specific reports. Adviser will furnish at its own expense all services, facilities and personnel necessary in connection with managing the Funds' investments and effecting portfolio transactions for the Funds. Adviser will also furnish to the Board, which has overall responsibility for the business and affairs of AMIDEX, periodic reports on the investment performance of the Funds.

     The Advisory Agreement provides that the investment adviser shall not be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that the agreements do not protect the investment adviser against any liability to AMIDEX to which the investment adviser would otherwise be subject due to willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreements.

     The terms of the Advisory Agreement obligates Adviser to manage the Funds in accordance with applicable laws and regulations. The provision of investment advisory services to the Funds is not exclusive under the terms of the agreement. The Adviser is free to and may render investment advisory services to others. See "Information About Adviser" below.

INFORMATION ABOUT ADVISER

     Index Investments has been registered with the SEC as an investment adviser since October 4, 2002. It was organized in 2002 to be the investment adviser for the Company. Clifford A. Goldstein, the Company's sole Director, is the Chief Executive Officer and a principal owner of the Adviser, with offices at 2621 Van Buren Avenue, Norristown, Pennsylvania 19403. Mr. Goldstein is a practicing attorney; however, he has been a Principal of TNI and involved with the provision of investment management services since 1999. Gadi Beer is its Chief Investment Officer Mr. Beer is a principle owner of the proposed advisor, Index Investments, LLC as well as an employee and shareholder of the previous advisor, TransNations Investments, LLC. Since the resignation of EIA, Mr. Beer has been performing the administrative work of the Funds, and has been paid approximately $6000 a month as a consultant by the Funds. They are responsible for management of the portfolios. Because Mr. Goldstein is a principle owner of the proposed Advisor, Index Investments, LLC, as well as a principal shareholder of the Funds' previous adviser, TransNations Investments, LLC. ,and now serves as the sole Director of AMIDEX Funds, Inc. The proposal presents a conflict of interests and shareholders should consider the proposal in light of Mr. Goldstein's interest in Index Investments, LLC.

EVALUATION BY THE BOARD OF DIRECTORS

     The Company's sole Director has been involved in attempting to identify a new investment adviser for the Funds since before TNI resigned and EIA was appointed in April 2002. In light of such, it was determined that the best alternative was to have Index Investments manage the Funds. The Board considered the possible effect on the Company, the Funds and their shareholders. Based upon its review, the Board concluded that the Advisory Agreement is reasonable, fair and in the best interests of the Funds and their shareholders. Because Mr. Goldstein as the sole Director of the AMIDEX Board of Directors, a principle owner of the proposed Advisor, Index Investments, LLC, as well as a principal shareholder of the Funds' previous adviser, TransNations Investments, LLC., this situation presents a conflict of interests and shareholders should consider the proposal in light of Mr. Goldstein's interest in Index Investments, LLC.

     In approving the Advisory Agreement, the Board considered, among other things, the capacities and resources of the Adviser to provide advisory services to the Funds - including the commitment of its principals to financially support the Adviser, (including, but not limited to the fact that the principals provided the capital for formation, organization and operation of the Adviser, and II has committed to paying some of the costs associated with this proxy, a commitment other firms had not made), the fact that the terms of the Advisory Agreement were substantially similar to the prior agreement. The Board noted the absence of another firm willing to make such commitments. The Board evaluated the ability of the Adviser's personnel to employ an investment strategy under which the Funds have been managed.

     Index Investments has represented it will work to maintain a Board of Directors for the investment companies that it advises that are comprised of at least a majority of persons who are not "interested persons" of the adviser, as defined in the 1940 Act. Index Investments makes this commitment so that the funds may continue to take advantage of exemptions under the 1940 Act, as adopted in the SEC's January, 2001 Corporate Government Initiative. Index Investments is aware of no circumstances arising from its appointment to act as investment adviser that might result in the imposition of an "unfair burden" being imposed on the Funds.

     After consideration of the above factors, the Board, through its sole Director, Clifford A. Goldstein, approved the Advisory Agreement and voted to recommend its approval by the Funds' shareholders.

     If the proposed Advisory Agreement is not approved, the Board may attempt to identify a different Advisor and conduct another shareholder meeting to seek approval of another Advisor. There is no guarantee that another Advisory can be identified, and if another shareholder vote is sought, significant expenses will be incurred by the shareholders. If no suitable alternative adviser can be identified, or if the costs of another shareholder vote render another vote impractical, the Funds may be liquidated, at the expense of the shareholders.

   THE BOARD OF DIRECTORS, THROUGH ITS SOLE DIRECTOR, CLIFFORD A. GOLDSTEIN,
             RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL ONE.

           ----------------------------------------------------------

PROPOSAL TWO: AMENDMENTS TO THE AMIDEX ARTICLES OF INCORPORATION

     The Board, through its sole Director, Clifford A. Goldstein has approved and recommends that the shareholders of the Company authorize amendments to the Articles of Incorporation for AMIDEX and approve the Amended and Restated Articles of Incorporation in the form attached to this Proxy Statement. Adoption of the Amended and Restated Articles of Incorporation for AMIDEX will not result in any changes in the in the investment policies and shareholder services described in the Funds current prospectus.

     In addition to the changes described herein, there are other non-substantive and stylistic differences between the Articles of Incorporation and the Amended and Restated Articles of Incorporation. The following summary is qualified in its entirety by reference to: the proposed Articles of Amendment to the Articles of Incorporation which are attached as Exhibit B to this Proxy Statement; the current Articles of Incorporation which are attached as Exhibit C to this Proxy Statement; and, the proposed Amended and Restated Articles of Incorporation which is attached as Exhibit D to this Proxy Statement.

     As originally organized, the Funds by-laws allowed for the creation of additional Series and or classes of shares. Whereas prior legal counsel to the Funds believed that under Maryland law this authority was best laid out in the company's by-laws, new counsel for the Funds believes that this authority is more appropriately reflected in the AMIDEX Articles of Incorporation, and raises the issue of whether shareholders should have been asked to approve the creation of new funds and/or classes of shares and/or whether amendments to the articles of incorporation reflecting the new series and classes should have been filed. The proposal will clarify this situation by incorporating the by-laws into the articles of incorporation, following filings with the Maryland Department of State.

SIGNIFICANT CHANGES EFFECTED BY THE AMENDMENTS

Reorganization of the Fund or its Series or Classes

     Unlike the current Articles of Incorporation, the Proposed Articles of Incorporation generally permits the Directors, subject to applicable Federal and state law, to reorganize AMIDEX or any of its series or classes into a newly formed entity without shareholder approval. The current Articles of Incorporation requires shareholder approval in order to reorganize a Fund or any of its series.

     Under certain circumstances, it may not be in the shareholders' interest to require a shareholder meeting to permit AMIDEX or a series of the Fund to reorganize into a newly formed entity. For example, in order to reduce the cost and scope of state regulatory constraints or to take advantage of a more favorable tax treatment offered by another state, the Directors may determine that it would be in the shareholders' interests to reorganize the Fund or a series of the Fund to domicile it in another state or to change its legal form. Under the current Articles of Incorporation, the Directors cannot effectuate such a potentially beneficial reorganization without first conducting a shareholder meeting and incurring the attendant costs and delays. In contrast, the Proposed Articles of Incorporation gives the Directors the flexibility to reorganize the Fund or any of its series into a newly formed entity and achieve potential shareholder benefits without incurring the delay and potential costs of a proxy solicitation. Such flexibility should help to assure that the Fund operates under the most appropriate form of organization.

     Before allowing a fund or a series reorganization to proceed without shareholder approval, the Board has a fiduciary responsibility to first determine that the proposed transaction is in the shareholders' interest. Any exercise of the Directors' increased authority under the Proposed Articles of Incorporation is also subject to any applicable requirements of the 1940 Act and state law. Of course, in all cases, the Proposed Articles of Incorporation would require that shareholders receive written notification of any transaction.

     The Proposed Articles of Incorporation does not give the Directors the authority to merge a series with another operating mutual fund or sell all of a series' assets to another operating mutual fund without first seeking shareholder approval. Under the Proposed Articles of Incorporation, shareholder approval is still required for these transactions.

Termination of Any Fund or Series or Classes

     Under the current Articles of Incorporation, the Articles of Incorporation generally permits the Directors, subject to applicable Federal and state law, to terminate a fund or any of its series or classes of shares without shareholder approval.

     Under certain circumstances, it may not be in the shareholders' interest to require a shareholder meeting to permit the Directors to terminate a fund or a series or class of shares. For example, a series may have insufficient assets to invest effectively or a series or a class of shares may have excessively high expense levels due to operational needs. Under such circumstances, absent viable alternatives, the Directors may determine that terminating the series or class of shares is in the shareholders' interest and the only appropriate course of action. The process of obtaining shareholder approval of the series' or classes' termination may, however, make it more difficult to complete the series' or classes' liquidation and termination and, in general, will increase the costs associated with the termination. In such a case, it may be in the shareholders' interest to permit the series' or classes' termination without incurring the costs and delays of a shareholder meeting. Currently, there are no plans to re-organize or terminate any share class or Fund.

     As  discussed  above,  before  allowing  the fund or a  series  or class to terminate without shareholder approval, the Directors have a fiduciary responsibility to first determine that the proposed transaction is in the shareholders' interest. Any exercise of the Directors' increased authority under the Proposed Articles of Incorporation is also subject to any applicable requirements of the 1940 Act and state law, and shareholders' receipt of written notification of the transaction.

Future Amendments of the Articles of Incorporation

     The Proposed Articles of Incorporation permits the Directors, with certain exceptions, to amend the Articles of Incorporation without shareholder approval. Under the Proposed Articles of Incorporation, shareholders generally have the right to vote on any amendment affecting their right to vote, on any amendment affecting the Proposed Articles of Incorporation's amendment provisions, on any amendment affecting the shareholders' rights to indemnification, and on any amendment affecting the shareholders' rights to vote on the merger or sale of the funds, series, or classes' assets to an operating mutual fund.

     The current Articles of Incorporation, on the other hand, generally gives shareholders the exclusive power to amend the Articles of Incorporation with certain limited exceptions. By allowing amendment of the Articles of
Incorporation without shareholder approval, the Proposed Articles of Incorporation gives the Directors the necessary authority to react quickly to future contingencies.

     As mentioned above, such increased authority remains subordinate to the Directors' continuing fiduciary obligations to act with due care and in the shareholders' interest.

Liability of Directors and Officers

     The proposed Articles of Incorporation in Section 6.3 (a) will expand the protection of Officers and Directors as follows:

     "To the fullest extent permitted by the Maryland General Corporation Law and the Investment Company Act of 1940, no director or officer of the Corporation shall be liable to the Corporation or to its stockholders for money damages. No amendment to these Articles of Incorporation or repeal of any of its provisions shall limit or eliminate the benefits provided to directors and officers under this provision with respect to any act or omission which occurred prior to such amendment or repeal."

     Mr. Goldstein believes that this provision is important to allow for recruiting and retention of Directors for the Fund. While this provision would limit the ability of shareholders to recover from Directors and Officers, it is not absolute. Directors and Officers will only be protected to the extent that they have not acted with gross negligence or have not engaged in conduct that is illegal.

Other Changes Effected by the Amended and Restated Articles of Incorporation

     In addition to the significant changes described above, the Amended and Restated Articles of Incorporation modifies the current Articles of Incorporation in a number of important ways, including, but not limited to, the following:

     a. The Amended and Restated Articles of Incorporation clarifies that no shareholders of any series or class shall have a claim on the assets of another series or class.

     b.   As  a  general   matter,   the  Amended  and   Restated   Articles  of
     Incorporation modifies the current Articles of Incorporation to incorporate appropriate references to classes of shares.

     c. The Amended and Restated Articles of Incorporation modifies the current Articles of Incorporation by changing the par value of the AMIDEX's shares from no par value to $.001 par value.

     d. The Amended and Restated Articles of Incorporation modifies the current Articles of Incorporation by giving the Directors the power to affect a reverse stock split, and to make distributions in-kind.

     e. The Amended and Restated Articles of Incorporation modifies the current Articles of Incorporation so that all shares of all series vote together on issues to be voted on unless (i) separate series or class voting is otherwise required by the 1940 Act or the instrument establishing such shares, in which case the provisions of the 1940 Act or such instrument, as applicable, will control, or (ii) unless the issue to be voted on affects only particular series or classes, in which case only series or classes so affected will be entitled to vote. Currently, this provision is contained in the by-laws.

     f. The Amended and Restated Articles of Incorporation clarifies that proxies may be voted pursuant to any computerized, telephonic or mechanical data gathering device, that shareholders receive one vote per share and a proportional fractional vote for each fractional share, and that, at a meeting, shareholders may vote on issues with respect to which a quorum is present, while adjourning with respect to issues for which a quorum is not present.

     g. The Amended and Restated Articles of Incorporation clarifies various existing Directors powers. For example, the Amended and Restated Articles of Incorporation clarifies that the Directors may appoint and terminate agents and consultants and hire and terminate employees; in addition to banks and AMIDEX companies, the Directors may employ as fund custodian companies that are members of a national securities exchange or other entities permitted under the 1940 Act; to retain one or more transfer agents and employ sub-agents; delegate authority to investment advisers and other agents or independent contractors; pledge, mortgage or hypothecate the assets of the Fund, and operate and carry on the business of an investment company.

     h. The Amended and Restated Articles of Incorporation clarifies that the fund may redeem shares of a class or series held by a shareholder for any reason, including but not limited to reimbursing the fund or the distributor for the shareholder's failure to make timely and good payment; failure to supply a tax identification number; and failure to maintain a minimum account balance as established by the Directors from time to time.

     If the Proposed Amendments to the Articles of Incorporation are not approved by the shareholders of the Funds, the current plan is to continue operations with a view to resubmitting this proposal to shareholders and/or winding up the affairs of one or both of the Funds.

    THE BOARD OF DIRECTORS, THROUGH ITS SOLE DIRECTOR, CLIFFORD A. GOLDSTEIN,
             RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL TWO.

           ----------------------------------------------------------

PROPOSAL THREE: ELECTION OF DIRECTORS

     The Board of Directors, through its sole Director, Clifford A. Goldstein, has nominated the individuals identified below for election to the AMIDEX Board of Directors. Under the proposal, shareholders are being asked to vote on these nominees. Pertinent information about each nominee is set forth below.

     The business of the Company is conducted under the direction of the Board. Directors of the Company may be directors, officers or employees of persons providing services to AMIDEX. The business and affairs of AMIDEX are managed under the direction of the Board, and AMIDEX is required to comply with the laws of the state of Maryland.

     As a Maryland corporation, AMIDEX does not contemplate holding annual shareholder meetings for the purpose of electing Directors. Thus, the Directors will be elected for indefinite terms until a subsequent special shareholder meeting is called for the purpose of electing Directors. It is the intention of the persons named in the enclosed proxy card to vote in favor of the election of each nominee for Director, if no instructions are given. Each nominee has consented to be named in this Proxy Statement and to serve as Director if elected. The Board has no reason to believe that any of the nominees will become unavailable for election as a Director, but if that should occur before the Meeting, the proxies will be voted for such other nominee(s) as the Board may recommend. If at a future date, a Board vacancy shall exist, the remaining Directors may fill such vacancy by appointing another Director, so long as, immediately after the appointment, at least two-thirds of the Directors have been elected by shareholders.

     The following tables contain data concerning the individuals nominated by the current sole Director.. The column for positions with the Company assumes shareholder approval of the new Advisory Agreement and election to the Board for all Funds. The names of the Directors and officers of the Company, their position with the Company, address, date of birth and principal occupations during the past five years are set forth below.

INFORMATION REGARDING NOMINEES FOR ELECTION AS DIRECTOR

------------------------------------------------------------------------------------------------------------------------------------
INFORMATION REGARDING NOMINEES FOR ELECTION AS DIRECTOR

                              INTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Number of
                                                                                                      AMIDEX               Other
                                                                                                    Portfolios         Directorships
                          Position                                                                  Overseen by           Held by
                          Held with       Length of      Principal Occupation(s)                    Director or         Director or
Name, Address & Age       AMIDEX          Time Served    During the Past 5 Years                      Nominee             Nominee
------------------------------------------------------------------------------------------------------------------------------------
Clifford A. Goldstein*    President       Since 1999     President, Index Investments, LLC,              2                 None
(Age 45)                  and Director                   November 2002 to present. President,
                                                         TransNations Investments, LLC, NY, NY
                                                         Managing Partner and Attorney with
                                                         Weber, Goldstein, Greenberg, Gallagher,
                                                         Phila. PA, a general litigation firm,
                                                         since 1991. BA from Temple University,
                                                         Philadelphia, PA, 4/78. J.D. from
                                                         Temple University School of Law, 3/82.
------------------------------------------------------------------------------------------------------------------------------------

* Indicates an "interested person" as defined in the Investment Company Act of 1940.

------------------------------------------------------------------------------------------------------------------------------------
                             DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Number of
                                                                                                      AMIDEX               Other
                                                                                                    Portfolios         Directorships
                          Position                                                                  Overseen by            Held by
Name, Address             Held with       Length of      Principal Occupation(s)                    Director or         Director or
& Date of Birth           AMIDEX          Time Served    During the Past 5 Years                      Nominee             Nominee
------------------------------------------------------------------------------------------------------------------------------------
Elliot Hershman           Director        New Director   Accountant; CPA; MBA                      2                       None
(Age 47)
------------------------------------------------------------------------------------------------------------------------------------
Eli Gabay, Esq.           Director        New Director   Attorney, Solomon Sherman &               2                       None
(Age 44)                                                 Gabay, Philadelphia, PA.; J.D.
                                                         Temple University School of Law,
                                                         Philadelphia, PA 1982
------------------------------------------------------------------------------------------------------------------------------------
Erica Levy                Director        New Director   Editor - Philadelphia Magazine,           2                       None
(Age 26)                                                 PA; Marion Publications, NJ; BS
                                                         Syracuse Univ.
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                    OFFICERS
---------------------------------------------------------------------------------------------------------------
                          Position(s)
Name, Address & Age       Held of Funds    Principal Occupation(s) During the Past 5 Years
---------------------------------------------------------------------------------------------------------------
Clifford A. Goldstein*    President and    President, Index Investments, LLC, November 2002 to present.
(Age 45)                  Director         President, TransNations Investments, LLC, NY, NY Managing Partner
                                           and Attorney with Weber, Goldstein, Greenberg, Gallagher, Phila. PA, a general litigation firm, since 1991. BA from Temple University,
                                           Philadelphia, PA, 4/78. J.D. from Temple University School of Law,
                                           3/82.
---------------------------------------------------------------------------------------------------------------
Larry E. Beaver           CAO              May 2003 to present - Fund Accounting Manager, InCap Service
(Age 34)                                   Company; October 2001 to April 2003 - Fund Accounting Supervisor,
                                           Declaration Group/InCap Service Company; October 1999 to
                                           September 2001 - Fund Accounting Supervisor, PFPC; March 1998 to
                                           September 1999 - Fund Accountant, PFPC. West Chester University
                                           graduate.
---------------------------------------------------------------------------------------------------------------

     The nominees have not yet been appointed to Board committees. The Board has had an Audit Committee that consists of disinterested Directors of the Company. The Audit Committee is responsible for meeting with the Funds independent certified public accountants to: (a) review the arrangements and scope of any audit; (b) discuss matters of concern relating to the Funds financial statements, including any adjustments to such statements recommended by the accountants, or other results of any audit; (c) consider the accountants' comments with respect to the Funds financial policies, procedures, and internal accounting controls; and (d) review any form of opinion the accountants propose to render to the Company. The Audit Committee typically meets twice a year.

FUND SHARES OWNED BY DIRECTORS

     The dollar range of each Fund's securities owned by each Director is set forth below.

--------------------------------------------------------------------------------
                                                     Dollar Range of Securities
                        Dollar Range of Securities  in AMIDEX Cancer Innovations
Nominee Director         in AMIDEX35 Mutual Fund      & Healthcare Mutual Fund
--------------------------------------------------------------------------------
Clifford A. Goldstein      $100,000 - $200,000               Under $5000
--------------------------------------------------------------------------------
Elliot Hershman                Under $5000                   Under $5000
--------------------------------------------------------------------------------
Eli Gabay                           0                             0
--------------------------------------------------------------------------------
Erica Levy                          0                             0
--------------------------------------------------------------------------------

     As of March 11, 2003, the nominees, Directors, and officers of the Company owned, in the aggregate, less than 2% of each Fund's outstanding shares.

COMPENSATION OF DIRECTORS AND OFFICERS

     Clifford Goldstein received intermittent compensation from the previous Adviser, TNI, LLC until December of 2001 for his services to the Adviser, but did not receive any compensation for his services as a Director. Each Director of the nominated Directors who are elected will receive fees of $ 500 for each Board meeting attended with no additional compensation for each committee meeting attended on a date when a Board meeting is not held.

     Directors and officers are also reimbursed for travel and related expenses incurred in attending meetings of the Board.

     Directors that are affiliated with the Adviser receive no compensation for their services or reimbursement for their associated expenses.

     Based on the foregoing assuming each Director attended four meetings, estimated annual compensation for fiscal 2003 would be as follows:

----------------------------------------------------------------------------------------------------
                                             Pension or                           Total Compensation
                   Estimated Aggregate   Retirement Benefits   Estimated Annual      From Fund and
                      Compensation       Accrued as Part of     Benefits Upon       Complex Paid to
Name of Person         From Fund            Fund Expenses         Retirement           Directors
----------------------------------------------------------------------------------------------------
Elliot Hershman          $2000                    0                    0                 $4000
----------------------------------------------------------------------------------------------------
Erica Levy               $2000                    0                    0                 $4000
----------------------------------------------------------------------------------------------------
Eli Gabay                $2000                    0                    0                 $4000
----------------------------------------------------------------------------------------------------

ADDITIONAL INFORMATION

     If elected, the Directors will hold office without limit in time except that (1) any Director may resign; (2) any Director may be removed by written instrument, signed by at least two-thirds of the number of Directors prior to such removal; (3) any Director who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Directors; and (4) a Director may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the Company.

     In case a vacancy shall for any reason exist, the remaining Directors will fill such vacancy by appointing another Director, so long as, immediately after such appointment, at least a majority of the Directors have been elected by shareholders. In addition, so that the Funds may utilize exemptive rules under the 1940 Act, at all times, a majority of the Board will consist of disinterested Directors (that is, independent Directors), and the nomination of new or additional disinterested Directors will be placed with the discretion of the then serving disinterested Directors. If at any time, less than a majority of the Directors holding office has been elected by shareholders, the Directors then in office will promptly call a shareholders meeting for the purpose of electing Directors. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Directors.

     The Board currently consists of one interested Director who will continue if the nominees are elected. There are vacancies that have not been filled. The nominees (the proposed Board of Directors) consist of one interested and three disinterested persons. This ratio, with at least 75% disinterested persons, has been selected in light of Section 15(f) of the 1940 Act discussed above.

     The Board has nominated the four persons named above to serve as Directors of the Company. The persons named in the accompanying form of proxy/voting instruction card intend to vote such proxy for the election as Directors of the following nominees.

     If the Proposed slate of Directors is not approved by the shareholders of the Funds, the current plan is to continue operations with a view to resubmitting this proposal to shareholders and/or winding up the affairs of both Funds.

    THE BOARD OF DIRECTORS, THROUGH ITS SOLE DIRECTOR, CLIFFORD A. GOLDSTEIN,
             RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL THREE.

            ---------------------------------------------------------

PROPOSAL FOUR: INDEPENDENT PUBLIC ACCOUNTANTS

     The Director of the Company selected McCurdy & Associates CPA's, Inc. to act as independent public accountants for each Fund's fiscal year ending May 31, 2003. Normally, the Independent Directors, or an audit committee selects the independent public account for the Funds. However, due to the absence of independent Directors, Clifford A. Goldstein, as sole Director, selected and nominated McCurdy & Associates, and investors should carefully consider this factor in reviewing this proposal.

     McCurdy & Associates CPA's, Inc. has advised the Funds that it has no direct or indirect financial interest in either Fund. This selection is subject to the approval of the shareholders of the respective Funds at the Meeting of Shareholders. The enclosed proxy card provides space for instructions directing the proxies named on the card to vote for, against, or abstain from, ratifying that selection. A representative of McCurdy & Associates CPA's, Inc. is expected to be available telephonically at the Shareholder Meeting, and will have the opportunity to make a statement if the representative desires to do so, and will be available to respond to appropriate questions relating to the examination of the funds' financial statements.

     Deloitte & Touche LLP served as the independent public accountants for AMIDEX for each Fund's fiscal year ended May 31, 2002. The highlights of the financial reports were included in the last filed prospectus. Investors should be aware that there is a risk posed by the fact that the full financial reports were not included or explicitly incorporated by reference in the filing. Subsequent filings included the incorporation of the financials by reference. Deloitte & Touche and AMIDEX Funds were unable to reach an agreement on a fee schedule acceptable to the Funds, and selection of a new firm is therefore necessary. During the Company's 2002 fiscal year, management did not have any disagreement with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused Deloitte & Touche LLP to make a reference to the subject matter of the disagreement in connection with its reports on the financial statements of the Funds.

     The following table sets forth the aggregate fees billed by the independent accountants for each Fund's 2002 fiscal year for professional services rendered for: (i) the audit of the Fund's annual financial statements and the review of financial statements included in the Fund's reports to stockholders; (ii) financial information systems design and implementation services provided to the Fund, the Adviser and entities that control, are controlled by or under common control with the Adviser that provide services to the Fund; (iii) all other services provided to the Fund; and (iv) all other services provided to the Adviser and entities that control, are controlled by or under common control with the Adviser that provide services to the Fund ("Adviser Affiliates").

-------------------------------------------------------------------------------------------------------------
                                                       Financial Information      All other        All other
                                Audit and Review of      System Design and       Services to      Services to
Fund Name                       Financial Statements       Implementation           Fund            Adviser
-------------------------------------------------------------------------------------------------------------
AMIDEX35 Mutual Fund                  $12,500                  None                $4,166            None
-------------------------------------------------------------------------------------------------------------
AMIDEX Cancer Innovations &           $ 2,500                  None                $  834            None
Healthcare Mutual Fund
-------------------------------------------------------------------------------------------------------------

     o The fees listed in the last column are not cumulative. In other words, the same fee may be reflected in more than one Fund's listing.
     o    Breakdown between funds based on total assets

     On March 7, 2003, each of the Funds engaged McCurdy & Associates CPA's, Inc. as its independent public accountants for the Funds' 2003 fiscal year. This firm has extensive (20 years) experience in providing audit and other services to investment companies such as AMIDEX. In addition, the firm has represented that its fees shall be less than those previously charged to the Funds.

     AMIDEX Funds, Inc.'s annual report should be filed with the Commission by July 30, 2003. The Independent Public Accountants must be approved prior to the filing of audited financial statements. Since the shareholders' meeting is scheduled for September 15, 2003, and since McCurdy is not willing to conduct the audit until approved, it is anticipated that the AMIDEX Funds, Inc. annual report will not be submitted in a timely fashion.

     The Board, through its sole Director, Clifford A. Goldstein, recommends that shareholders ratify the selection of McCurdy & Associates CPA's, Inc. as independent public accountants of the funds.

    THE BOARD OF DIRECTORS, THROUGH ITS SOLE DIRECTOR, CLIFFORD A. GOLDSTEIN,
             RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL FOUR.

            ---------------------------------------------------------

PROPOSAL FIVE: APPROVAL OF DISTRIBUTION AND SERVICE PLAN

     The Board, currently comprised of a sole Director, Clifford A. Goldstein, has approved, and recommends that shareholders of the Funds approve, the Distribution and Service Plan ("Proposed Plan"). The Proposed Plan would authorize the Funds to pay: 1) a fee at an annual rate of 0.25% of the "A" shares and no-load shares; and 2) fees of 0.75% for distribution and 0.25% for service (total of 1%) of the "C" shares, of each class's average daily net assets for activities and expenses related to the distribution of the Funds' shares and ongoing services provided to shareholders.

     BACKGROUND. The Funds entered into a Distribution Agreement, dated April 28, 1999, with the Funds Distributor, Declaration Distributors, Inc. (later acquired by and transitioned to InCap Securities, Inc.). InCap serves as the distributor of the Funds' shares.

     The Funds had previously adopted a distribution and service plan pursuant to Rule12b-1 under the Investment Company Act ("Prior Plan"). The Prior Plan, which was originally adopted on April 28, 1999 (for the AMIDEX35) and August 3, 2001 (for the Cancer Innovations & Healthcare Fund), and which was last renewed by the Board on August 3, 2001 was intended to promote the sales of shares of the Funds and to permit InCap, and the Funds' previous distributor, Declaration, to pay third parties that distribute the Funds' shares and provide ongoing services to shareholders and that otherwise facilitate the administration and servicing of shareholder accounts. The Prior Plan authorized the Funds to reimburse the distributor up to 0.25% of the Funds' average daily net assets for expenses incurred in connection with the sale and distribution of all Fund shares and 0.75% for Class C Shares, and other fees for services provided to shareholders.

     Under the Act, the Plan should have been renewed by August 3, 2002 at a meeting called for that purpose by the Directors of the Fund, and continuation of the Plan required that a majority of those Directors who are not "interested persons" (as defined in the Investment Company Act) and who do not have any direct or indirect financial interest in the operation of the Proposed Plan ("Independent Directors"), vote to continue the Plan. However, due to the fact that there were no Independent Directors available to vote on the Plan as of August 3, 2002, the plan was approved and renewed by only the sole Director, Clifford A. Goldstein. Because the Plan may therefore be deemed to have lapsed, shareholder approval is required to adopt the Proposed Plan.

     During the fiscal year ending on May 31, 2003, the following payments were made by the Funds pursuant to the previous plan:

AMIDEX35 Mutual Fund
--------------------------------------------------------------------------------
Payment to:         Amount:       Amount Paid as a percentage of average fund
                                  assets under management during the fiscal year
--------------------------------------------------------------------------------
InCap Group         $3,489.94                       0.05%
--------------------------------------------------------------------------------
Broker/Dealers      $3,483.47                       0.05%
--------------------------------------------------------------------------------
Printing Co.        $1,069.80                       0.02%
--------------------------------------------------------------------------------

AMIDEX Cancer Innovations & Healthcare Mutual Fund
--------------------------------------------------------------------------------
Payment to:         Amount:       Amount Paid as a percentage of average fund
                                  assets under management during the fiscal year
--------------------------------------------------------------------------------
InCap Group         $  787.21                       0.087%
--------------------------------------------------------------------------------
Broker/Dealers      $1,396.45                       0.15%
--------------------------------------------------------------------------------

     InCap Securities, Inc., received 41.82% of the aggregate amount paid under the plan during the fiscal year ending May 31, 2003.

     THE PROPOSED PLAN. The Proposed Plan is substantially similar to the Funds' Prior Plan. There are no material differences between the Proposed Plan and the plan last approved by the Independent Directors. It is a reimbursement plan. Under a reimbursement plan, a distributor receives payment for distribution and service-related expenses to the extent that the expenses are actually incurred, and the distributor often may carry forward unreimbursed expenses to be paid in subsequent years. Under the Proposed Plan, the Funds shall pay distribution and service fees on an annual basis of 0.25% for the no-load and A shares, and a total of 1% for the "C" shares of the average daily net assets of the Fund s for its then-current fiscal year for reimbursement for costs and expenses incurred in connection with the distribution and sales of the Fund's shares and the provision of services to shareholders either to the Distributor or such other underwriters, dealers, brokers, banks and other selling or servicing entities and sales, marketing and servicing personnel of any of them which have entered into agreements with the Distributor or the Funds for the marketing and sale of shares or the provision of shareholder or administrative services (collectively, including the Distributor, the "Qualified Recipients"). The Funds would not be obligated under the Proposed Plan to compensate the Qualified Recipients for expenses incurred in excess of the authorized distribution and service fee, even if the expenses incurred by the Qualified Recipients for distributing or servicing the Funds' shares exceed the fee payable under the Proposed Plan.

     The Proposed Plan would permit the payment for advertising expenses and the expenses of printing and distributing prospectuses and reports used for sales purposes, expenses of preparing and printing sales literature; expenses of sales employees or agents of the Qualified Recipients, including salary, commissions, travel and related expenses; and other distribution-related expenses. (See
Section 1 of the Proposed Plan in Exhibit E).

     The Proposed Plan provides that a report of the amounts expended under it, and the purposes for which such expenditures were incurred, must be made to the Funds' Board of Directors for its review at least quarterly. In addition, the Proposed Plan provides that it may not be amended to increase materially the costs that the Funds may bear pursuant to it without approval of the Funds' shareholders, and that other material amendments to the Proposed Plan must be approved by the vote of a majority of the Directors, including a majority of Independent Directors, cast in person at a meeting called for the purpose of considering such amendments. The Proposed Plan is subject to annual approval by the entire Board of Directors and by the Independent Directors, by vote cast in person at a meeting called for the purpose of voting on the Proposed Plan. The Proposed Plan is terminable with respect to the Funds at any time by vote of a majority of the Independent Directors or by vote of the holders of a majority of the outstanding shares of the Funds. The Proposed Plan would be adopted pursuant to Rule 12b-1 under the Investment Company Act. In accordance with the Rule, the selection and nomination of the Independent Directors is committed to the discretion of the then-current Independent Directors. Due to the current absence of Independent Directors, after the election of new Independent Directors, the Independent Directors will be asked to vote on approval of the Proposed Plan by vote cast in person at a meeting called for the purpose of voting on the Proposed Plan.

     This description of the Proposed Plan is qualified in its entirety by reference to the Plan itself, a form of which is attached as Exhibit E to this Proxy Statement. If approved by shareholders, and the new Directors, once they are elected, the Proposed Plan will become effective on or about August 3, 2003 and will remain in effect for one year thereafter, subject to continuation by the Board of Directors. When considering this Proposal, shareholders should be aware that because the prior Plan may be deemed to have lapsed, there is a risk of financial consequences to the Funds due to any lapse deemed to have occurred.

     IMPACT OF THE PROPOSAL. If the Proposal is approved, the Funds would incur distribution and service fees of 0.25% (no-load and "A" shares) and a total of 1% ("C" shares) of the Fund's average daily net assets, in addition to the fees and expenses currently applicable to the Funds. Accordingly, the adoption of the Proposed Plan would increase the Fund's net fund operating expenses versus fees and expenses if the Plan is not approved.

     The tables in Proposal One, Discussion of New Advisory Agreement, show the Funds' current expense ratio and the proposed expense ratio after giving effect to the Proposed Plan.

     REASONS FOR THE PROPOSAL. The Funds are seeking to expand their distribution network to promote sales of the Funds' shares. The maintenance of strong shareholder servicing and marketing efforts through third-party service providers are of critical importance in the highly competitive mutual fund industry. To remain competitive, the Funds intend to engage third-party service providers such as fund "supermarkets," banks and broker-dealers to distribute and market the Funds' shares to investors. The Proposed Plan would permit the Funds to make payments directly to certain third-party service providers that provide distribution or administrative or shareholder services to the Funds. The Funds also need to meet the demands of changing technology and of rising shareholder service expectations. The sole Director, Clifford A. Goldstein, believes that adopting the Proposed Plan is a prudent way to secure resources for third-party service provider needs, because the Plan would allow resources to be spent for both distribution and shareholder servicing activities.

     The sole Director, Clifford A. Goldstein, has determined that the distribution and service fees under the Proposed Plan would be attractive to fund supermarkets and others that would make the Funds' shares available to investors, potentially resulting in greater growth of the Funds or maintenance of Fund assets at higher levels than might otherwise be the case. If the Funds experience growth as a result of increased sales of new shares, they will have greater access to cash for new purchases of securities. An increase in the Funds' asset size may also result in certain economies of scale. These economies of scale would be shared by investors in the Funds, because fixed expenses would be spread over a larger asset base. and certain fund expenses are subject to breakpoints of declining percentages based on greater asset size.

     The compensation practices that prevail among the entities that would assist the Funds in selling and distributing the Funds' shares to investors justify adopting the Proposed Plan. Under reimbursement plans, all expenses must be specifically accounted for and attributed to the funds under the plan for purposes of reimbursement.

     Because  a   third-party   service   provider  may  receive  its  fees  for
distribution activities and service activities under the Proposed Plan irrespective of its actual expenditures incurred in connection with its distribution and service activities, a Qualified Recipient could realize a profit if its expenses were less than the amounts it received. On the other hand, if a Qualified Recipient's expenses were greater than the amounts it received, a Qualified Recipient could realize a loss. The Proposed Plan thus presents the possibility that a Qualified Recipient may profit from its activities on behalf of the Funds.

     The rules of the Securities and Exchange Commission ("Commission") prohibit a fund from paying for activities "primarily intended to result in the sale of shares" except pursuant to a plan adopted under the rules. While it is not clear that the services rendered by the Fund's third-party service providers fall within the legal definition of activities "primarily intended to result in the sale of shares," the Commission's recent pronouncements raise a question, at least in the case of payments to fund supermarkets, whether a portion of the payments to the third-party service providers may be characterized as payments for distribution. If the Proposed Plan is adopted, the fees paid would be available for distribution-related expenses as well as for shareholder services.

     CONSIDERATION AND APPROVAL BY THE BOARD OF Directors. In the absence of any Independent Directors, Clifford A. Goldstein, as the sole Director, has considered information relating to the Plan and considered the factors described above and consulted with counsel. Taking the above factors into account, the Board of Directors, through its sole Director, Clifford A. Goldstein, determined that approval of the Proposed Plan is appropriate for three principal reasons. First, adopting the Proposed Plan is a prudent way to secure resources needed to engage third-party service providers who would make the Funds' shares available to investors because the Plan would allow resources to be spent for both distribution and shareholder servicing activities. Second, the distribution and service fees under the Proposed Plan would be attractive to fund supermarkets and others that would make the Funds' shares available to investors, potentially resulting in greater growth of Fund assets and economies of scale with fixed expenses being spread over a larger asset base. Third, adoption of the Proposed Plan would increase the Fund's net fund operating expenses, but weighed against the benefits of the Plan, this increase in expenses under the Proposed Plan is reasonable.

     The Board, through its sole Director, Clifford A. Goldstein, also considered the extent to which the retention of assets and additional sales of Fund shares would be likely to increase the amount of compensation paid by the Fund to Qualified Recipients, because such distribution and service fees are calculated as a percentage of the Fund's assets and thus will increase if net assets increase. The Board, through its sole Director, Clifford A. Goldstein, further recognized that there can be no assurance that any of the potential benefits described above will be achieved if the Proposed Plan is implemented.

     Following consideration, the Board, through its sole Director, Clifford A. Goldstein, concluded that the fees payable under the Proposed Plan were reasonable in view of the services to be provided, directly or indirectly, by the Distributor and others, and the anticipated benefits of the Proposed Plan, and determined that implementation of the Proposed Plan would be in the best interests of the Funds and their shareholders and would have a reasonable likelihood of benefiting the Funds and their shareholders. Accordingly, the Board, through its sole Director, Clifford A. Goldstein recommends that the Funds' shareholders vote FOR the Proposal.

     THE BOARD OF DIRECTORS, THROUGH ITS SOLE DIRECTOR, CLIFFORD A. GOLDSTEIN, RECOMMENDS THAT THE SHAREHOLDERS OF THE FUNDS VOTE FOR THE PROPOSAL TO APPROVE A DISTRIBUTION AND SERVICE PLAN.

   THE BOARD OF DIRECTORS, THROUGH ITS SOLE DIRECTOR, CLIFFORD A. GOLDSTEIN,
             RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL FIVE.

PROPOSAL SIX: OTHER BUSINESS

     The Board does not intend to bring any matters before the Meeting other than Proposals 1 through 6 and knows of no other business that will be presented at the Meeting. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Funds.

     In the event sufficient votes in favor of one or more proposals set forth in the Meeting of shareholders are not received by the date of the Meeting, the persons named in the enclosed proxy may propose one or more adjournments of the Meeting. If a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. If any additional matters should be properly presented, it is intended that the enclosed proxy will be voted in accordance with the judgment of the persons named in the proxy.

   THE BOARD OF DIRECTORS, THROUGH ITS SOLE DIRECTOR, CLIFFORD A. GOLDSTEIN,
             RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL SIX.

                          DISTRIBUTOR AND ADMINISTRATOR

     InCap Group, Inc. ("InCap"), through its subsidiaries, provides distribution, administration, fund accounting, transfer agency and dividend disbursing agency services to the Fund are at 630-A Fitzwatertown Road, Willow Grove, Pennsylvania 19090-1904.

     InCap Securities, Inc., a registered broker-dealer and member of the National Association of Securities Dealers, Inc., is the distributor (principal underwriter) of the Fund's shares. The distributor acts as the agent of AMIDEX Funds, Inc. in connection with the offering of shares of the Funds.

     InCap Service Company ("ISC") is the Fund's administrator, fund accountant, transfer agent and dividend disbursing agent.

                              AFFILIATED BROKERAGE

     The Funds do not effect brokerage transactions through affiliates of the Adviser (or affiliates of such persons).

                              SHAREHOLDER PROPOSALS

     It is anticipated that, following the Meeting, the Company will not hold any meetings of shareholders except as required by Federal or Maryland state law. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send proposals to the Secretary of AMIDEX, in care of InCap Group, Inc. at 630-A Fitzwatertown Road, Willow Grove, Pennsylvania 19090-1904.

YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.

                                        By Order of the Board of Directors,

                                        /s/ Clifford A. Goldstein

                                        Clifford A. Goldstein

                                    EXHIBIT A
                                    ---------

                                     FORM OF
                   AMIDEX FUNDS, INC. - INDEX INVESTMENTS, LLC
                          INVESTMENT ADVISORY AGREEMENT

This Agreement is made and entered into as of the _____day of ______________, by and between AMIDEX Funds, Inc., a Maryland corporation (the "Fund"), and Index Investments, LLC, a Pennsylvania Limited Liability Company (hereinafter referred to as "Adviser").

WHEREAS, the Fund is a diversified, open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "Act"), and authorized to issue shares representing interests in and unlimited number of series of shares of the Fund (each a "Portfolio" and together, the "Portfolios"); and

WHEREAS, the Fund currently offers the Portfolios listed on Appendix A, attached hereto and incorporated herein by reference, which Appendix A may be changed from time to time by the mutual agreement of all Parties to this Agreement; and

WHEREAS, Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, and engages in the business of asset management; and

WHEREAS, the Fund desires to retain Adviser to render certain investment management services to the Fund and Adviser is willing to render such services;

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.   OBLIGATIONS OF THE ADVISER.
--------------------------------
(A) SERVICES. Adviser agrees to provide the following services (the "Services") to the Portfolios on behalf of the Fund:
     (1)  manage the investment and reinvestment of each Portfolio's assets;
     (2) continuously review, supervise, and administer the investment program of each Portfolio;
     (3) determine, in Adviser's discretion, the securities to be purchased, retained or sold by each Portfolio (and implement those decisions);
     (4) provide the Fund with records concerning Adviser's activities with respect to each Portfolio which the Fund is required to maintain; and
     (5) render regular reports to the Fund's officers and directors concerning Adviser's discharge of the foregoing responsibilities.

     Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the directors of the Fund and in compliance with such policies as the directors may from time to time establish, and in compliance with the objectives, policies, and limitations of each Portfolio set forth in the Fund's prospectus and statement of additional information, as amended from time to time, and with all applicable laws and regulations. All Services to be furnished by Adviser under this Agreement may be furnished through the medium of any directors, officers or employees of Adviser or through such other parties as Adviser may determine from time to time.

     Adviser agrees, at its own expense or at the expense of one or more of its affiliates, to render the Services and to provide the office space, furnishings, equipment and personnel as may be reasonably required in the judgment of the Board of Directors of the Fund to perform the Services on the terms and for the compensation provided herein. Adviser shall authorize and permit any of its officers, directors and employees, who may be elected as directors or officers of the Fund, to serve in the capacities in which they are elected.

     Except to the extent expressly assumed by Adviser herein and except to the extent required by law to be paid by Adviser, the Fund shall pay all costs and expenses in connection with its operation and organization.

(B) BOOKS AND RECORDS. All books and records prepared and maintained by Adviser for the Fund under this Agreement shall be the property of the Fund and, upon request therefore, Adviser shall surrender to the Fund such of the books and records so requested.

2.   PORTFOLIO TRANSACTIONS.
----------------------------
Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of Portfolio securities for each Portfolio and is directed to use its best efforts to obtain the best net results as described in the Fund's prospectus from time to time. Adviser may, in its discretion, purchase and sell Portfolio securities from and to brokers and dealers who provide each Portfolio with research, analysis, advice and similar services, and Adviser may pay to these brokers and dealers, in return for research and analysis, a higher commission or spread than may be charged by other brokers and dealers, provided that Adviser determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of Adviser to the Fund and its other clients and that the total commission paid by the Fund will be reasonable in relation to the benefits to the Portfolios over the long-term. Adviser will promptly communicate to the officers and the directors of the Fund such information relating to Portfolio transactions as they may reasonably request.

3.   COMPENSATION OF ADVISER.
-----------------------------
The Fund will pay to Adviser on the last day of each month a fee at an annual rate equal to the rates as set forth for each Portfolio on Appendix B to this Agreement, attached hereto and incorporated herein, as such Appendix B may be changed from time to time by mutual consent of all parties to this Agreement, and by the shareholders of the affected Portfolio, as applicable. Such fees shall be computed daily based upon the net asset value of the applicable Portfolio as determined by a valuation made in accordance with the Fund's procedure for calculating Portfolio net asset value as described in the Fund's Prospectus and/or Statement of Additional Information. During any period when the determination of a Portfolio's net asset value is suspended by the directors of the Fund, the net asset value of a share of the Portfolio as of the last business day prior to such suspension shall, for the purpose of this Paragraph 3, be deemed to be net asset value at the close of each succeeding business day until it is again determined.

4.   STATUS OF INVESTMENT ADVISER.
----------------------------------
The Services of Adviser to the Fund are not to be deemed exclusive, and Adviser shall be free to render similar services to others so long as its Services to the Fund are not impaired thereby. Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of Adviser, who may also be a director, officer, or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

5.   PERMISSIBLE INTERESTS.
---------------------------
Directors, agents, and stockholders of the Fund are or may be interested in Adviser (or any successor thereof) as directors, partners, officers, or stockholders, or otherwise, and directors, partners, officers, agents, and stockholders of Adviser are or may be interested in the Fund as directors, stockholders or otherwise; and Adviser (or any successor) is or may be interested in the Fund as a stockholder or otherwise.

6.   LIABILITY OF ADVISER.
--------------------------
Adviser assumes no responsibility under this Agreement other than to render the Services in good faith. Adviser shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act of 1940 or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement.

7.   TERM.
----------
This Agreement shall remain in effect until May 1, 2005, and from year to year thereafter provided such continuance is approved at least annually by (1) the vote of a majority of the Board of Directors of the Fund or (2) a vote of a "majority" (as that term is defined in the Investment Company Act of 1940) of the Fund's outstanding securities, provided that in either event the continuance is also approved by the vote of a majority of the directors of the Fund who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, which vote must be cast in person at meeting called for the purpose of voting on such approval; provided, however, that; (a) the Fund may, at any time and without the payment of any penalty, terminate this Agreement upon 60 days written notice to Adviser; (b) the Agreement shall immediately terminate in the event of its assignment (within the meaning of the Act and the Rules thereunder); and (c) Adviser may terminate this Agreement without payment of penalty on 60 days written notice to the Fund. The terms of paragraph 6 of this Agreement shall survive the termination of this Agreement.

8.   NOTICES.
-------------
Except as otherwise provided in this Agreement, any notice or other communication required by or permitted to be given in connection with this Agreement will be in writing and will be delivered in person or sent by first class mail, postage prepaid or by prepaid overnight delivery service to the respective parties as follows:

          If to the Fund:                    If to the Adviser:
          ---------------                    ------------------
          AMIDEX Funds, Inc.                 Index Investments, LLC
          630-A Fitzwatertown Road           2621 Van Buren Avenue
          Willow Grove, Pennsylvania 19090   Norristown, Pennsylvania 19403
          Mr. Clifford A. Goldstein          Mr. Clifford A. Goldstein
          President                          President

9.   AMENDMENTS.
----------------
No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund's outstanding voting securities.

IN WITNESS WHEREOF, the parties hereto have caused this Amended Agreement to be executed as of the day and the year first written above.

AMIDEX Funds, Inc.                      Index Investments, LLC


By:                                     By:
   --------------------------------        --------------------------------
   Clifford A. Goldstein                   Clifford A. Goldstein
   President                               President

   ATTEST:                                 ATTEST:

   --------------------------------        --------------------------------
   Secretary                               Secretary
   [Corporate Seal                         [Corporate Seal]


                              EXHIBIT A -APPENDIX A

                               AMIDEX Funds, Inc.
                               ------------------
                             APPLICABLE PORTFOLIO'S

The following Portfolios and Classes of Shares are authorized by the Trust and subject to this Agreement:

                                                     Class A   Class C   No-Load
Name of Portfolio                                    Shares    Shares    Shares
-----------------                                    ------    ------    ------

AMIDEX35 Mutual Fund                                    X         X         X

AMIDEX Cancer Innovations & Healthcare Mutual Fund      X         X         X


                              EXHIBIT A -APPENDIX B

                               AMIDEX Funds, Inc.
                               ------------------
                              COMPENSATION SCHEDULE

                                                  ANNUAL FEE RATE, AS PERCENTAGE
NAME OF PORTFOLIO                                  OF AVERAGE DAILY NET ASSETS
-----------------                                  ---------------------------

AMIDEX35 Mutual Fund                                          0.80%

AMIDEX Cancer Innovations & Healthcare Mutual Fund            0.80%

                                    EXHIBIT B
                                    ---------

                           FORM OF AMIDEX FUNDS, INC.
                                    PROPOSED
                          ARTICLES OF AMENDMENT TO THE
                            ARTICLES OF INCORPORATION

AMIDEX Funds, Inc., a Maryland corporation having its principal office in Baltimore, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Articles of Incorporation of the Corporation are hereby amended as follows:

Article THIRD of the Articles of Incorporation of the Corporation which read,

     THIRD: The purpose or purposes of the corporation shall be: Regulated Investment Company.

is hereby amended to read in its entirety as follows:

     The purpose or purposes for which the Corporation is formed is to act as an investment company under the federal Investment Company Act of 1940, and to exercise and enjoy all the powers, rights and privileges granted to, or conferred upon, corporations by the General Laws of the State of Maryland. The Corporation shall exercise and enjoy all such powers, rights and privileges to the extent not inconsistent with these Articles of Incorporation.

Article FIFTH of the Articles of Incorporation of the Corporation which read:

     FIFTH: The total number of shares of stock which the Corporation has authority to issue is Five Hundred Million (500,000,000) at 0.0001 par value.

is hereby amended to read in its entirety as follows:

     5.1 AUTHORIZED SHARES. The total number of shares of capital stock which the Corporation shall have authority to issue is five hundred million (500,000,000) shares of the par value of one hundredth of one cent ($0.0001) per share, all of which shares are designated Common Stock.

     5.2 AUTHORIZATION OF STOCK ISSUANCE. The Board of Directors may authorize the issuance and sale of capital stock of the Corporation, including stock of any class or series, from time to time in such amounts and on such terms and conditions, for such purposes and for such amount or kind of consideration as the Board of Directors shall determine, subject to any limits required by then applicable law. All shares shall be issued on a fully paid and non-assessable basis.

     5.3 FRACTIONAL SHARES. The Corporation may issue fractional shares. Any fractional shares shall carry proportionately the rights of a whole share, excepting the right to receive a certificate evidencing such fractional share, but including, without limitation, the right to vote and to receive dividends.

     5.4  POWER TO  CLASSIFY.  The Board of  Directors  of the  Corporation  may
     classify and reclassify any unissued shares of capital stock into one or more additional or other classes or series as may be established from time to time by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms of such shares of stock and pursuant to such classification or reclassification to increase or decrease the number of authorized shares of stock, or shares of any existing class or series of stock. Except as otherwise provided herein, all references herein to capital stock shall apply without discrimination to the shares of each class or series of stock.

     Without  limiting  the power of the Board of Directors as set forth in this
     Article V, the Board of Directors has authorized the division of the shares of capital stock in three series with classes of shares designated as follows:

----------------------------------------------------------------------------------------------------------------
Fund Name                 Class A Shares Are       Class C Shares Are Offered       No-Load Shares Are Offered
                         Offered To The Public      Without Sales Loads, But     Without Sales Charges, But Have
                        With A Front-End Sales         With A Continuing            Ongoing Servicing Fees And
                                Charge              Additional Servicing Fee         Certain Redemption Fees
----------------------------------------------------------------------------------------------------------------
AMIDEX35 Mutual Fund               X                           X                                X
----------------------------------------------------------------------------------------------------------------
AMIDEX Cancer
Innovations &                      X                           X
Healthcare Mutual
Fund
----------------------------------------------------------------------------------------------------------------

     5.5 CLASSES AND SERIES - GENERAL. The relative preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of each class or series of stock of the Corporation shall be as follows, unless otherwise provided in Articles Supplementary hereto:

     (a) ASSETS BELONGING TO CLASS OR SERIES. All consideration received by the Corporation for the issue or sale of stock of a particular series (including all classes of such series), together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that series for all purposes, subject only to the rights of creditors and to the terms and conditions of each class (if any) of that series, and shall be so recorded on the books of account of the Corporation. Any assets, income, earnings, profits or proceeds thereof, funds or payments which are not readily attributable to a particular series shall be allocated to and among any one or more series in such manner and on such basis as the Board of Directors, in its sole discretion, shall deem fair and equitable, and items so allocated to a particular series shall belong to that series. Each such allocation shall be conclusive and binding upon the stockholders of all series for all purposes.

     (b) LIABILITIES BELONGING TO CLASS OR SERIES. The assets belonging to each series shall be charged with the liabilities of the Corporation in respect of that series and with all expenses, costs, charges and reserves attributable to that series and shall be so recorded on the books of account of the Corporation; provided, however, that identified costs, expenses, charges, reserves and liabilities properly allocable to a particular class of a series shall be charged to and borne solely by such class. Any general liabilities, expenses, costs, charges or reserves of the Corporation which are not readily identifiable as belonging to any particular class or series shall be allocated and charged to and among any one or more of the classes or series in such manner and on such basis as the Board of Directors in its sole discretion deems fair and equitable, and any items so allocated to a particular class or series shall be charged to, and shall be a liability belonging to, that class or series. Each such allocation shall be conclusive and binding upon the stockholders of all classes and series for all purposes.

     (c) INCOME. The Board of Directors shall have full discretion, to the extent not inconsistent with the General Laws of the State of Maryland and the Investment Company Act of 1940, to determine which items shall be treated as income and which items shall be treated as capital. Each such determination shall be conclusive and binding.

     (d) DIVIDENDS AND DISTRIBUTIONS. The holders of each class or series of capital stock of record as of a date determined by the Board of Directors from time to time shall be entitled, from funds or other assets legally available therefore, to dividends and distributions, including distributions of capital gains, in such amounts and at such times as may be determined by the Board of Directors. The Board of Directors may determine that no dividend or distributions shall be payable on shares as to which the purchase order, payment or both have not been received by a specific date. Any such dividends or distributions may be declared payable in cash, property or shares of the class or series, as determined by the Board of Directors or pursuant to a standing resolution or program adopted or approved by the Board of Directors. Dividends and distributions may be declared with such frequency, including daily, as the Board of Directors may determine and in any reasonable manner, including by standing resolution, by resolutions adopted only once or with such frequency as the Board of Directors may determine, or by formula or other similar method of determination, whether or not the amount of the dividend or distribution so declared can be calculated at the time of such declaration. The Board of Directors may establish payment dates for such dividends and distributions on any basis, including payment that is less frequent than the effectiveness of such declarations. The Board of Directors shall have the discretion to designate for such dividends and distributions amounts sufficient to enable the Corporation or any class or series thereof to qualify as a

          "regulated investment company" under the Internal Revenue Code of 1986 or any successor or comparable statute, and regulations promulgated thereunder (collectively, the "IRC"), and to avoid liability of the Corporation or any class or series for Federal income tax in respect of a given year and to make other appropriate adjustments in connection therewith. Nothing in the foregoing sentence shall limit the authority of the Board of Directors to designate greater or lesser amounts for such dividends or distributions. The amounts of dividends and distributions declared and paid with respect to the various classes or series of capital stock and the timing of declaration and payment of such dividends and distributions may vary among such classes and series.

     (e) TAX ELECTIONS. The Board of Directors shall have the power, in its discretion, to make such elections as to the tax status of the Corporation or any series or class of the Corporation as may be permitted or required by the IRC without the vote of stockholders of the Corporation or any series or class.

     (f) LIQUIDATION. At any time there are no shares outstanding for a particular class or series, the Board of Directors may liquidate such class or series in accordance with applicable law. In the event of the liquidation or dissolution of the Corporation, or of a class or series thereof when there are shares outstanding of the Corporation or of such class or series, as applicable, the stockholders of such, or of each, class or series, as applicable, shall be entitled to receive, when and as declared by the Board of Directors, the excess of the assets attributable to that class or series over the liabilities of that class or series, determined as provided herein and including assets and liabilities allocated pursuant to sections (a) and (b) of this Article 5.5. Any such excess amounts will be distributed to each stockholder of the applicable class or series in proportion to the number of outstanding shares of that class or series held by that stockholder and recorded on the books of the Corporation. Subject to the requirements of applicable law, dissolution of a class or series may be accomplished by distribution of assets to stockholders of that class or series as provided herein, by the transfer of assets attributable to that class or series to another class or series of the Corporation, by the exchange of shares of that class or series for shares of another class or series of the Corporation, or in any other legal manner.

     (g) VOTING RIGHTS. On each matter submitted to a vote of stockholders, each holder of a share of capital stock of the Corporation shall be entitled to one vote for each full share, and a fractional vote for each fractional share of stock standing in such holder's name on the books of the Corporation, irrespective of the class or series thereof, and all shares of all classes and series shall vote together as a single class, provided that (a) when the Maryland General Corporation Law or the Investment Company Act of 1940 requires that a class or series vote separately with respect to a given matter, the separate voting requirements of the applicable law shall govern with respect to the affected class(es) and/or series and other classes and series shall vote as a single class and (b) unless otherwise required by those laws, no class or series shall vote on any matter which does not affect the interest of that class or series.

     (h) QUORUM. The presence in person or by proxy of the holders of one-third of the shares of stock of the Corporation entitled to vote thereat, without regard to class or series, shall constitute a quorum at any meeting of the stockholders, except with respect to any matter which, under applicable statutes or regulatory requirements, requires approval by a separate vote of one or more classes or series of stock, in which case the presence in person or by proxy of the holders of one-third of the shares of stock of each class or series required to vote as a class on the matter shall constitute a quorum. If at any meeting of the stockholders there shall be less than a quorum present, the stockholders present at such meeting may, without further notice, adjourn the same from time to time until a quorum shall be present.

     5.6 EQUALITY. Each share of each series or class shall be equal to each other share of that class or series and shall represent an equal proportionate interest in the assets belonging to that series or class, subject to the liabilities belonging to that series or class. The Board of Directors may from time to time divide or combine the shares of any particular series or class into a greater or lesser number of shares of that series or class without thereby changing the proportionate beneficial interest in the assets belonging to that series or class or in any way affecting the rights of shares of any other series or class.

     5.7 CONVERSION OR EXCHANGE RIGHTS. Subject to compliance with the requirements of the Investment Company Act of 1940, the Board of Directors shall have the authority to provide that holders of shares of any series or class shall have the right to convert or exchange such shares into shares of one or more other series or classes in accordance with such requirements and procedures as may be established by the Board of Directors.

     5.8 AUTHORIZING VOTE. Notwithstanding any provision of the General Laws of the State of Maryland requiring for any purpose a proportion greater than a majority of all votes entitled to be cast, the affirmative vote of the holders of a majority of the total number of shares of the Corporation, or of a class or series of the Corporation, as applicable, outstanding and entitled to vote under such circumstances pursuant to these Articles of Incorporation and the By-Laws of the Corporation shall be effective for such purpose, except to the extent otherwise required by the Investment Company Act of 1940 and rules thereunder; provided that, to the extent consistent with the General Laws of the State of Maryland and other applicable law, the By-Laws may provide for authorization to be by the vote of a proportion less than a majority of the votes of the Corporation, or of a class or series.

     5.9 PREEMPTIVE RIGHTS. No stockholder of the Corporation shall be entitled as of right to subscribe for, purchase, or otherwise acquire any shares of any classes or series, or any other securities of the Corporation which the Corporation proposes to issue or sell; and any or all of such shares or securities of the Corporation, whether now or hereafter authorized or created, may be issued, or may be reissued or transferred if the same have been reacquired, and sold to such persons, firms, corporations and associations, and for such lawful consideration, and on such terms as the Board of Directors in its discretion may determine, without first offering the same, or any thereof, to any said stockholder.

     5.10 Redemption.
          ----------

     (a) The Board of Directors shall authorize the Corporation, to the extent it has funds or other property legally available therefore and subject to such reasonable conditions as the directors may determine, to permit each holder of shares of capital stock of the Corporation, or of any class or series, to require the Corporation to redeem all or any part of the shares standing in the name of such holder on the books of the Corporation, at the applicable redemption price of such shares (which may reflect the deduction of such fees and charges as the Board of Directors may establish from time to time) determined in accordance with procedures established by the Board of Directors of the Corporation from time to time in accordance with applicable law.

     (b) Without limiting the generality of the foregoing, the Board of Directors may authorize the Corporation, at its option and to the extent permitted by and in accordance with the conditions of applicable law, to redeem stock of the Corporation, or of any class or series, owned by any stockholder under circumstances deemed appropriate by the Board of Directors in its sole discretion from time to time, such circumstances including but not limited to (1) failure to provide the Corporation with a tax identification number and (2) failure to maintain ownership of a specified minimum number or value of shares of any class or series of stock of the Corporation, such redemption to be effected at such price, at such time and subject to such conditions as may be required or permitted by applicable law.

     (c)  Payment  for  redeemed  stock  shall  be made in cash  unless,  in the opinion of the Board of Directors, which shall be conclusive, conditions exist which make it advisable for the Corporation to make payment wholly or partially in securities or other property or assets of the class or series of the shares being redeemed. Payment made wholly or partially in securities or other property or assets may be delayed to such reasonable extent, not inconsistent with applicable law, as is reasonably necessary under the circumstances. No stockholder shall have the right, except as determined by the Board of Directors, to have his shares redeemed in such securities, property or other assets.

     (d) All rights of a stockholder with respect to a share redeemed, including the right to receive dividends and distributions with respect to such share, shall cease and determine as of the time as of which the redemption price to be paid for such shares shall be fixed, in accordance with applicable law, except the right of such stockholder to receive payment for such shares as provided herein.

     (e) Notwithstanding any other provision of this Article 5.10, the Board of Directors may suspend the right of stockholders of any or all classes or series of shares to require the Corporation to redeem shares held by them for such periods and to the extent permitted by, or in accordance with, the Investment Company Act of 1940. The Board of Directors may, in the absence of a ruling by a responsible regulatory official, terminate such suspension at such time as the Board of Directors, in its discretion, shall deem reasonable, such determination to be conclusive.

     (f) Shares of any class or series which have been redeemed shall constitute authorized but unissued shares subject to classification and reclassification as provided in these Articles of Incorporation.

     5.11 REPURCHASE OF SHARES. The Board of Directors may by resolution from time to time authorize the Corporation to purchase or otherwise acquire, directly or through an agent, shares of any class or series of its outstanding stock upon such terms and conditions and for such consideration as permitted by applicable law and determined to be reasonable by the Board of Directors and to take all other steps deemed necessary in connection therewith. Shares so purchased or acquired shall have the status of authorized but unissued shares.

     5.12 VALUATION. Subject to the requirements of applicable law, the Board of Directors may, in its absolute discretion, establish the basis or method, timing and frequency for determining the value of assets belonging to each class or series and for determining the net asset value of each share of each class or series for purposes of sales, redemptions, repurchases or otherwise. Without limiting the foregoing, the Board of Directors may determine that the net asset value per share of any class or series should be maintained at a designated constant value and may establish procedures, not inconsistent with applicable law, to accomplish that result. Such procedures may include a requirement, in the event of a net loss with respect to the particular class or series from time to time, for automatic pro rata capital contributions from each stockholder of that class or series in amounts sufficient to maintain the designated constant share value.

     5.13 CERTIFICATES. Subject to the requirements of the Maryland General Corporation Law, the Board of Directors may authorize the issuance of some or all of the shares of any or all classes or series without certificates and may establish such conditions as it may determine in connection with the issuance of certificates.

     5.14 SHARES SUBJECT TO ARTICLES AND BY-LAWS AND AMENDMENTS. All persons who shall acquire shares of capital stock in the Corporation shall acquire the same subject to the provisions of these Articles of Incorporation and the By-Laws of the Corporation, as each may be amended, supplemented and/or restated from time to time.

     5.15 OWNER OF SHARES. The Corporation shall be entitled to treat the person in whose name any share of the capital stock of the Corporation is registered as the owner thereof for purposes of dividends and other distributions in the course of business or in the course of recapitalization, consolidation, merger, reorganization, liquidation, sale of the property and assets of the Corporation, or otherwise, and for the purpose of votes, approvals and consents by stockholders, and for the purpose of notices to stockholders, and for all other purposes whatever; and the Corporation shall not be bound to recognize any equitable or other claim to or interest in such share, on the part of any other person, whether or not the Corporation shall have notice thereof, save as expressly required by law.

Article SIX of the Articles of Incorporation of the Corporation which read:

     SIXTH: THE NUMBER OF DIRECTORS OF THE Corporation shall be 1 which number may be increased or decreased pursuant to the by-laws of the Corporation, and so long as there are less than three (3) stockholders, the number of directors may be less than three (3) but not less than the number of stockholders, and the name (s) of the director(s) who shall act until their successors are duly chosen and qualified is (are):

               Clifford A. Goldstein

     is hereby amended to read in its entirety as follows:

     6.1 NUMBER OF DIRECTORS. Prior to the issuance of stock, the number of directors of the Corporation shall be at least one and after the issuance of stock shall be as provided in the By-Laws, provided that the By-Laws may, subject to the limitations of the Maryland General Corporation Law, fix a different number of directors and may authorize a majority of the directors to increase or decrease the number of directors set by these Articles or the By-Laws within limits set by the By-Laws and to fill vacancies created by an increase in the number of directors. Unless otherwise provided by the By-Laws, the directors of the Corporation need not be stockholders of the Corporation.

     The Corporation currently has four directors. The names of directors currently in office are:

               Clifford A. Goldstein

               ---------------------

               ---------------------

               ---------------------

     6.2 REMOVAL OF DIRECTORS. Subject to the limits of the Investment Company Act of 1940 and unless otherwise provided by the By-Laws, a director may be removed, with or without cause, by the affirmative vote of a majority of
     (a) the Board of Directors, (b) a committee of the Board of Directors appointed for such purpose, or (c) the stockholders by vote of a majority of the outstanding shares of the Corporation.

     6.3  Liability of Directors and Officers.
          -----------------------------------

     (a) To the fullest extent permitted by the Maryland General Corporation Law and the Investment Company Act of 1940, no director or officer of the Corporation shall be liable to the Corporation or to its stockholders for money damages. No amendment to these Articles of Incorporation or repeal of any of its provisions shall limit or eliminate the benefits provided to directors and officers under this provision with respect to any act or omission which occurred prior to such amendment or repeal.

     (b) In performance of his duties, a director or officer is entitled to rely on any information, opinion, report, or statement, including any financial statement or other financial data, prepared by others, to the extent not inconsistent with the General Laws of the State of Maryland. A person who performs his duties in accordance with the standards of Article 2-405.1 of the Maryland General Corporation Law or otherwise in accordance with applicable law shall have no liability by reason of being or having been a director of the Corporation.

     6.4 POWERS OF DIRECTORS. In addition to any powers conferred herein or in the By-Laws, the Board of Directors may, subject to any express limitations contained in these Articles of Incorporation or in the By-Laws, exercise the full extent of powers conferred by the General Laws of the State of Maryland or other applicable law upon corporations or directors thereof and the enumeration and definition of particular powers herein or in the By-Laws shall in no way be deemed to restrict or otherwise limit those lawfully conferred powers. In furtherance and without limitation of the foregoing, the Board of Directors shall have power:

     (a) to make, alter, amend or repeal from time to time the By-Laws of the Corporation except as otherwise provided by the By-Laws;

     (b) subject to requirements of the Investment Company Act of 1940 and the General Laws of the State of Maryland, to authorize the Corporation to enter into contracts with any person, including any firm, corporation, trust or association in which a director, officer, employee or stockholder of the Corporation may be interested. Such contracts may be for any lawful purpose, whether or not such purpose involves delegating functions normally performed by the board of directors or officers of a corporation, including, but not limited to, the provision of investment management for the Corporation's investment portfolio, the distribution of securities issued by the Corporation, the administration of the Corporation's affairs, the provision of transfer agent services with respect to the Corporation's shares of capital stock, and the custody of the Corporation's assets. Any person (including its affiliates) may be retained in multiple capacities pursuant to one or more contracts and may also perform services, including similar or identical services, for others, including other investment companies. Subject to the requirements of applicable law, such contracts may provide for compensation to be paid by the Corporation in such amounts, including payments of multiple amounts for persons (including their affiliates) acting in multiple capacities, as the Board of Directors shall determine in its discretion to be proper and reasonable.

     (c) to authorize from time to time the payment of compensation to the Directors for services to the Corporation, including fees for attendance at meetings of the Board of Directors and committees thereof.

     6.5 DETERMINATIONS BY BOARD OF DIRECTORS. Any determination made by or pursuant to the direction of the Board of Directors and in accordance with the standards set by the General Laws of the State of Maryland shall be final and conclusive and shall be binding upon the Corporation and upon all stockholders, past, present and future, of each class and series.

     Article SEVEN of the Articles of Incorporation of the Corporation which read:

          SEVENTH: the duration of the Corporation shall be perpetual.

     is hereby amended to read in its entirety as follows:

     7.1  DURATION. The duration of the Corporation shall be perpetual.

     7.2 LOCATION OF MEETINGS, OFFICES AND BOOKS. Both directors and stockholders may hold meetings within or without the State of Maryland and abroad, and the Corporation may have one or more offices and may keep its books within or without the State of Maryland and abroad at such places as the directors shall determine.

     7.3 MEETINGS OF STOCKHOLDERS. Except as otherwise provided in the By-Laws, in accordance with applicable law, the Corporation shall not be required to hold an annual meeting of stockholders in any year unless required by applicable law. Election of directors, whether by the directors or by stockholders, need not be by ballot unless the By-Laws so provide.

     7.4 INSPECTION OF RECORDS. Stockholders of the Corporation shall have only such rights to inspect and copy the records, documents, accounts and books of the Corporation and to request statements regarding its affairs as are provided by the Maryland General Corporation Law, subject to such reasonable regulations, not contrary to the General Laws of the State of Maryland, as the Board of Directors may from time to time adopt regarding the conditions and limits of such rights.

     7.5 INDEMNIFICATION. The Corporation, including its successors and assigns, shall indemnify its directors and officers and make advance payment of related expenses to the fullest extent permitted, and in accordance with the procedures required, by the General Laws of the State of Maryland and the Investment Company Act of 1940. The By-Laws may provide that the Corporation shall indemnify its employees and/or agents in any manner and within such limits as permitted by applicable law. Such indemnification shall be in addition to any other right or claim to which any director, officer, employee or agent may otherwise be entitled. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise or employee benefit plan, against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the Corporation would have had the power to indemnify against such liability. The rights provided to any person by this
     Article 7.4 shall be enforceable against the Corporation by such person who shall be presumed to have relied upon such rights in serving or continuing to serve in the capacities indicated herein. No amendment of these Articles of Incorporation shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment.

     7.6 WHOLLY-OWNED SUBSIDIARIES. The Corporation may own all or any portion of the securities of, make loans to, or contribute to the costs or other financial requirements of any company which is wholly owned by the Corporation or by the Corporation and by one or more other investment companies and is primarily engaged in the business of providing, at cost, management, administrative or related services to the Corporation or to the Corporation and other investment companies.

     7.7 AMENDMENTS. The Corporation reserves the right to amend, alter, change or repeal any provision of these Articles of Incorporation, including any amendment that alters the contract rights, as expressly set forth in the charter, of any outstanding shares of stock. All rights conferred upon stockholders herein are granted subject to this reservation.

     7.8 REFERENCES TO STATUTES, ARTICLES AND BY-LAWS. All references herein to statutes, to these Articles of Incorporation or to the By-Laws shall be deemed to refer to those statutes, Articles or By-Laws as they are amended and in effect from time to time.

SECOND: This amendment of the charter of the Corporation has been approved by the directors and shareholders. The Board of the Corporation duly adopted resolutions in which were set forth the foregoing amendments to the charter, declaring that said amendments of the charter as proposed were advisable and directing that they be submitted for action thereon by the stockholders of the Corporation at their next meeting. These Articles of Amendment were approved by the holders of two thirds of the issued and outstanding stock entitled to vote on the amendment in accordance with Maryland General Corporation Law.

WE, THE UNDERSIGNED, President and Secretary of AMIDEX Funds, Inc. who executed on behalf of said corporation the foregoing Articles of Amendment, of which this certificate is made a part, hereby acknowledge, in the name and on behalf of said corporation, the forgoing Articles of Amendment to be the corporate act of said corporation and further certify that, to the best of their knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

AMIDEX Funds, Inc.


BY:______________________________           BY:______________________________

                                    EXHIBIT C
                                    ---------

                           FORM OF AMIDEX FUNDS, INC.
                                     CURRENT
                            ARTICLES OF INCORPORATION

     FIRST: The undersigned, Vera M. Norris, whose post office address is 11 East Chase St., Baltimore, MD 21202 being at least eighteen years of age, does hereby form a corporation under the General Laws of the State of Maryland.

     SECOND: The name of the corporation (which is hereinafter called the Corporation) is:

     AMIDEX FUNDS, INC.

     THIRD: The purpose or purposes of the corporation shall be: Regulated Investment Company

     FOURTH: The post office address of the principal office of the Corporation in Maryland is 11 East Chase Street, Baltimore, MD 21202. The name and post office address of the resident agent is CSC-Lawyers Incorporating Service Company, at the same address. Said resident agent is a domestic corporation of the State of Maryland.

     FIFTH: The total number of shares of stock which the Corporation has authority to issue is

     Five Hundred Million (500,000,000) at 0.0001 par value

     SIXTH: THE NUMBER OF DIRECTORS OF THE Corporation shall be 1 which number may be increased or decreased pursuant to the by-laws of the Corporation, and so long as there are less than three (3) stockholders, the number of directors may be less than three (3) but not less than the number of stockholders, and the name (s) of the director (s) who shall act until their successors are duly chosen and qualified is (are):

     Clifford A. Goldstein

     SEVENTH: the duration of the Corporation shall be perpetual.

     IN WITNESS WHEREOF, I have signed these Articles of Incorporation on November 12, 1998, and severally acknowledged the same to be my act.

                                             ---------------------------------
                                             Vera M. Norris, Incorporator

                           ACTION OF SOLE INCORPORATOR
                           ---------------------------
                               AMIDEX FUNDS, INC.

     The undersigned, without a meeting, being the sole incorporator of the Corporation, does hereby elect the persons listed below to serve as directors of the corporation until the first annual meeting of shareholders and until their successors are elected and qualify:

     Clifford A. Goldstein

                                             ---------------------------------
                                             Vera M. Norris, Incorporator

Dated: November 12, 1998

                                    EXHIBIT D
                                    ---------

                           FORM OF AMIDEX FUNDS, INC.
                                    PROPOSED
                              AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION

                   (Effective as of _________________, 200___)

                                    ARTICLE I
                                  INCORPORATOR
                                  ------------

The original incorporator was Vera M. Norris.

                                   ARTICLE II
                                      NAME
                                      ----

The name of the corporation (which is hereinafter the "Corporation") is: AMIDEX FUNDS, INC.

                                   ARTICLE III
                          CORPORATE PURPOSES AND POWERS
                          -----------------------------

The purpose or purposes for which the Corporation is formed is to act as an investment company under the federal Investment Company Act of 1940, and to exercise and enjoy all the powers, rights and privileges granted to, or conferred upon, corporations by the General Laws of the State of Maryland. The Corporation shall exercise and enjoy all such powers, rights and privileges to the extent not inconsistent with these Articles of Incorporation.

                                   ARTICLE IV
                       PRINCIPAL OFFICE AND RESIDENT AGENT
                       -----------------------------------

The post office address of the principal office of the Corporation in the State of Maryland is 2621 Van Buren Avenue, Norristown, Pennsylvania 19403. The name and address of the resident agent is CSC-Lawyers Incorporating Service Company, at the same address. Said resident agent is a domestic corporation of the State of Maryland.

                                    ARTICLE V
                                  CAPITAL STOCK
                                  -------------

5.1 AUTHORIZED SHARES. The total number of shares of capital stock which the Corporation shall have authority to issue is five hundred million (500,000,000) shares of the par value of one hundredth of one cent ($0.0001) per share, all of which shares are designated Common Stock.

5.2 AUTHORIZATION OF STOCK ISSUANCE. The Board of Directors may authorize the issuance and sale of capital stock of the Corporation, including stock of any class or series, from time to time in such amounts and on such terms and conditions, for such purposes and for such amount or kind of consideration as the Board of Directors shall determine, subject to any limits required by then applicable law. All shares shall be issued on a fully paid and non-assessable basis.

5.3 FRACTIONAL SHARES. The Corporation may issue fractional shares. Any fractional shares shall carry proportionately the rights of a whole share, excepting the right to receive a certificate evidencing such fractional share, but including, without limitation, the right to vote and to receive dividends.

5.4 POWER TO CLASSIFY. The Board of Directors of the Corporation may classify and reclassify any unissued shares of capital stock into one or more additional or other classes or series as may be established from time to time by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms of such shares of stock and pursuant to such classification or reclassification to increase or decrease the number of authorized shares of stock, or shares of any existing class or series of stock. Except as otherwise provided herein, all references herein to capital stock shall apply without discrimination to the shares of each class or series of stock.

Without  limiting  the  power of the  Board of  Directors  as set  forth in this
Article V, the Board of Directors has authorized the division of the shares of capital stock in three series with classes of shares designated as follows:

--------------------------------------------------------------------------------------------------------------------
                                                            Class C Shares Are Offered   No-Load Shares Are Offered
                               Class A Shares Are Offered    Without Sales Loads, But    Without Sales Charges, But
                                  To The Public With A           With A Continuing       Have Ongoing Servicing Fees
Fund Name                        Front-End Sales Charge      Additional Servicing Fee    And Certain Redemption Fees
--------------------------------------------------------------------------------------------------------------------
AMIDEX35 Mutual Fund                      X                            X                             X
--------------------------------------------------------------------------------------------------------------------
AMIDEX Cancer Innovations &
Healthcare Mutual Fund                    X                            X
--------------------------------------------------------------------------------------------------------------------

5.5 CLASSES AND SERIES - GENERAL. The relative preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of each class or series of stock of the Corporation shall be as follows, unless otherwise provided in Articles Supplementary hereto:

     (a) ASSETS BELONGING TO CLASS OR SERIES. All consideration received by the Corporation for the issue or sale of stock of a particular series (including all classes of such series), together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that series for all purposes, subject only to the rights of creditors and to the terms and conditions of each class (if any) of that series, and shall be so recorded on the books of account of the Corporation. Any assets, income, earnings, profits or proceeds thereof, funds or payments which are not readily attributable to a particular series shall be allocated to and among any one or more series in such manner and on such basis as the Board of Directors, in its sole discretion, shall deem fair and equitable, and items so allocated to a particular series shall belong to that series. Each such allocation shall be conclusive and binding upon the stockholders of all series for all purposes.

     (b) LIABILITIES BELONGING TO CLASS OR SERIES. The assets belonging to each series shall be charged with the liabilities of the Corporation in respect of that series and with all expenses, costs, charges and reserves attributable to that series and shall be so recorded on the books of account of the Corporation; provided, however, that identified costs, expenses, charges, reserves and liabilities properly allocable to a particular class of a series shall be charged to and borne solely by such class. Any general liabilities, expenses, costs, charges or reserves of the Corporation which are not readily identifiable as belonging to any particular class or series shall be allocated and charged to and among any one or more of the classes or series in such manner and on such basis as the Board of Directors in its sole discretion deems fair and equitable, and any items so allocated to a particular class or series shall be charged to, and shall be a liability belonging to, that class or series. Each such allocation shall be conclusive and binding upon the stockholders of all classes and series for all purposes.

     (c) INCOME. The Board of Directors shall have full discretion, to the extent not inconsistent with the General Laws of the State of Maryland and the Investment Company Act of 1940, to determine which items shall be treated as income and which items shall be treated as capital. Each such determination shall be conclusive and binding.

     (d) DIVIDENDS AND DISTRIBUTIONS. The holders of each class or series of capital stock of record as of a date determined by the Board of Directors from time to time shall be entitled, from funds or other assets legally available therefor, to dividends and distributions, including distributions of capital gains, in such amounts and at such times as may be determined by the Board of Directors. The Board of Directors may determine that no dividend or distributions shall be payable on shares as to which the purchase order, payment or both have not been received by a specific date. Any such dividends or distributions may be declared payable in cash, property or shares of the class or series, as determined by the Board of Directors or pursuant to a standing resolution or program adopted or approved by the Board of Directors. Dividends and distributions may be declared with such frequency, including daily, as the Board of Directors may determine and in any reasonable manner, including by standing resolution, by resolutions adopted only once or with such frequency as the Board of Directors may determine, or by formula or other similar method of determination, whether or not the amount of the dividend or distribution so declared can be calculated at the time of such declaration. The Board of Directors may establish payment dates for such dividends and distributions on any basis, including payment that is less frequent than the effectiveness of such declarations. The Board of Directors shall have the discretion to designate for such dividends and distributions amounts sufficient to enable the Corporation or any class or series thereof to qualify as a "regulated investment company" under the Internal Revenue Code of 1986 or any successor or comparable statute, and regulations promulgated thereunder (collectively, the "IRC"), and to avoid liability of the Corporation or any class or series for Federal income tax in respect of a given year and to make other appropriate adjustments in connection therewith. Nothing in the foregoing sentence shall limit the authority of the Board of Directors to designate greater or lesser amounts for such dividends or distributions. The amounts of dividends and distributions declared and paid with respect to the various classes or series of capital stock and the timing of declaration and payment of such dividends and distributions may vary among such classes and series.

     (e) TAX ELECTIONS. The Board of Directors shall have the power, in its discretion, to make such elections as to the tax status of the Corporation or any series or class of the Corporation as may be permitted or required by the IRC without the vote of stockholders of the Corporation or any series or class.

     (f) LIQUIDATION. At any time there are no shares outstanding for a particular class or series, the Board of Directors may liquidate such class or series in accordance with applicable law. In the event of the liquidation or dissolution of the Corporation, or of a class or series thereof when there are shares outstanding of the Corporation or of such class or series, as applicable, the stockholders of such, or of each, class or series, as applicable, shall be entitled to receive, when and as declared by the Board of Directors, the excess of the assets attributable to that class or series over the liabilities of that class or series, determined as provided herein and including assets and liabilities allocated pursuant to sections (a) and (b) of this Article 5.5. Any such excess amounts will be distributed to each stockholder of the applicable class or series in proportion to the number of outstanding shares of that class or series held by that stockholder and recorded on the books of the Corporation. Subject to the requirements of applicable law, dissolution of a class or series may be accomplished by distribution of assets to stockholders of that class or series as provided herein, by the transfer of assets attributable to that class or series to another class or series of the Corporation, by the exchange of shares of that class or series for shares of another class or series of the Corporation, or in any other legal manner.

     (g) VOTING RIGHTS. On each matter submitted to a vote of stockholders, each holder of a share of capital stock of the Corporation shall be entitled to one vote for each full share, and a fractional vote for each fractional share of stock standing in such holder's name on the books of the Corporation, irrespective of the class or series thereof, and all shares of all classes and series shall vote together as a single class, provided that (a) when the Maryland General Corporation Law or the Investment Company Act of 1940 requires that a class or series vote separately with respect to a given matter, the separate voting requirements of the applicable law shall govern with respect to the affected class(es) and/or series and other classes and series shall vote as a single class and (b) unless otherwise required by those laws, no class or series shall vote on any matter which does not affect the interest of that class or series.

     (h) QUORUM. The presence in person or by proxy of the holders of one-third of the shares of stock of the Corporation entitled to vote thereat, without regard to class or series, shall constitute a quorum at any meeting of the stockholders, except with respect to any matter which, under applicable statutes or regulatory requirements, requires approval by a separate vote of one or more classes or series of stock, in which case the presence in person or by proxy of the holders of one-third of the shares of stock of each class or series required to vote as a class on the matter shall constitute a quorum. If at any meeting of the stockholders there shall be less than a quorum present, the stockholders present at such meeting may, without further notice, adjourn the same from time to time until a quorum shall be present.

5.6 EQUALITY. Each share of each series or class shall be equal to each other share of that class or series and shall represent an equal proportionate interest in the assets belonging to that series or class, subject to the liabilities belonging to that series or class. The Board of Directors may from time to time divide or combine the shares of any particular series or class into a greater or lesser number of shares of that series or class without thereby changing the proportionate beneficial interest in the assets belonging to that series or class or in any way affecting the rights of shares of any other series or class.

5.7 CONVERSION OR EXCHANGE RIGHTS. Subject to compliance with the requirements of the Investment Company Act of 1940, the Board of Directors shall have the authority to provide that holders of shares of any series or class shall have the right to convert or exchange such shares into shares of one or more other series or classes in accordance with such requirements and procedures as may be established by the Board of Directors.

5.8 AUTHORIZING VOTE. Notwithstanding any provision of the General Laws of the State of Maryland requiring for any purpose a proportion greater than a majority of all votes entitled to be cast, the affirmative vote of the holders of a majority of the total number of shares of the Corporation, or of a class or series of the Corporation, as applicable, outstanding and entitled to vote under such circumstances pursuant to these Articles of Incorporation and the By-Laws of the Corporation shall be effective for such purpose, except to the extent otherwise required by the Investment Company Act of 1940 and rules thereunder; provided that, to the extent consistent with the General Laws of the State of Maryland and other applicable law, the By-Laws may provide for authorization to be by the vote of a proportion less than a majority of the votes of the Corporation, or of a class or series.

5.9 PREEMPTIVE RIGHTS. No stockholder of the Corporation shall be entitled as of right to subscribe for, purchase, or otherwise acquire any shares of any classes or series, or any other securities of the Corporation which the Corporation proposes to issue or sell; and any or all of such shares or securities of the Corporation, whether now or hereafter authorized or created, may be issued, or may be reissued or transferred if the same have been reacquired, and sold to such persons, firms, corporations and associations, and for such lawful consideration, and on such terms as the Board of Directors in its discretion may determine, without first offering the same, or any thereof, to any said stockholder.

5.10 Redemption.
     ----------

     (a) The Board of Directors shall authorize the Corporation, to the extent it has funds or other property legally available therefor and subject to such reasonable conditions as the directors may determine, to permit each holder of shares of capital stock of the Corporation, or of any class or series, to require the Corporation to redeem all or any part of the shares standing in the name of such holder on the books of the Corporation, at the applicable redemption price of such shares (which may reflect the deduction of such fees and charges as the Board of Directors may establish from time to time) determined in accordance with procedures established by the Board of Directors of the Corporation from time to time in accordance with applicable law.

     (b) Without limiting the generality of the foregoing, the Board of Directors may authorize the Corporation, at its option and to the extent permitted by and in accordance with the conditions of applicable law, to redeem stock of the Corporation, or of any class or series, owned by any stockholder under circumstances deemed appropriate by the Board of Directors in its sole discretion from time to time, such circumstances including but not limited to (1) failure to provide the Corporation with a tax identification number and (2) failure to maintain ownership of a specified minimum number or value of shares of any class or series of stock of the Corporation, such redemption to be effected at such price, at such time and subject to such conditions as may be required or permitted by applicable law.

     (c)  Payment  for  redeemed  stock  shall  be made in cash  unless,  in the opinion of the Board of Directors, which shall be conclusive, conditions exist which make it advisable for the Corporation to make payment wholly or partially in securities or other property or assets of the class or series of the shares being redeemed. Payment made wholly or partially in securities or other property or assets may be delayed to such reasonable extent, not inconsistent with applicable law, as is reasonably necessary under the circumstances. No stockholder shall have the right, except as determined by the Board of Directors, to have his shares redeemed in such securities, property or other assets.

     (d) All rights of a stockholder with respect to a share redeemed, including the right to receive dividends and distributions with respect to such share, shall cease and determine as of the time as of which the redemption price to be paid for such shares shall be fixed, in accordance with applicable law, except the right of such stockholder to receive payment for such shares as provided herein.

     (e) Notwithstanding any other provision of this Article 5.10, the Board of Directors may suspend the right of stockholders of any or all classes or series of shares to require the Corporation to redeem shares held by them for such periods and to the extent permitted by, or in accordance with, the Investment Company Act of 1940. The Board of Directors may, in the absence of a ruling by a responsible regulatory official, terminate such suspension at such time as the Board of Directors, in its discretion, shall deem reasonable, such determination to be conclusive.

     (f) Shares of any class or series which have been redeemed shall constitute authorized but unissued shares subject to classification and reclassification as provided in these Articles of Incorporation.

5.11 REPURCHASE OF SHARES. The Board of Directors may by resolution from time to time authorize the Corporation to purchase or otherwise acquire, directly or through an agent, shares of any class or series of its outstanding stock upon such terms and conditions and for such consideration as permitted by applicable law and determined to be reasonable by the Board of Directors and to take all other steps deemed necessary in connection therewith. Shares so purchased or acquired shall have the status of authorized but unissued shares.

5.12 VALUATION. Subject to the requirements of applicable law, the Board of Directors may, in its absolute discretion, establish the basis or method, timing and frequency for determining the value of assets belonging to each class or series and for determining the net asset value of each share of each class or series for purposes of sales, redemptions, repurchases or otherwise. Without limiting the foregoing, the Board of Directors may determine that the net asset value per share of any class or series should be maintained at a designated constant value and may establish procedures, not inconsistent with applicable law, to accomplish that result. Such procedures may include a requirement, in the event of a net loss with respect to the particular class or series from time to time, for automatic pro rata capital contributions from each stockholder of that class or series in amounts sufficient to maintain the designated constant share value.

5.13 CERTIFICATES. Subject to the requirements of the Maryland General Corporation Law, the Board of Directors may authorize the issuance of some or all of the shares of any or all classes or series without certificates and may establish such conditions as it may determine in connection with the issuance of certificates.

5.14 SHARES SUBJECT TO ARTICLES AND BY-LAWS AND AMENDMENTS. All persons who shall acquire shares of capital stock in the Corporation shall acquire the same subject to the provisions of these Articles of Incorporation and the By-Laws of the Corporation, as each may be amended, supplemented and/or restated from time to time.

5.15 OWNER OF SHARES. The Corporation shall be entitled to treat the person in whose name any share of the capital stock of the Corporation is registered as the owner thereof for purposes of dividends and other distributions in the course of business or in the course of recapitalization, consolidation, merger, reorganization, liquidation, sale of the property and assets of the Corporation, or otherwise, and for the purpose of votes, approvals and consents by stockholders, and for the purpose of notices to stockholders, and for all other purposes whatever; and the Corporation shall not be bound to recognize any equitable or other claim to or interest in such share, on the part of any other person, whether or not the Corporation shall have notice thereof, save as expressly required by law.

                                   ARTICLE VI
                               BOARD OF DIRECTORS
                               ------------------

6.1 NUMBER OF DIRECTORS. Prior to the issuance of stock, the number of directors of the Corporation shall be at least one and after the issuance of stock shall be as provided in the By-Laws, provided that the By-Laws may, subject to the limitations of the Maryland General Corporation Law, fix a different number of directors and may authorize a majority of the directors to increase or decrease the number of directors set by these Articles or the By-Laws within limits set by the By-Laws and to fill vacancies created by an increase in the number of directors. Unless otherwise provided by the By-Laws, the directors of the Corporation need not be stockholders of the Corporation.

The Corporation currently has four directors. The names of directors currently in office are:

               Clifford A. Goldstein

               ---------------------

               ---------------------

               ---------------------

6.2 REMOVAL OF DIRECTORS. Subject to the limits of the Investment Company Act of 1940 and unless otherwise provided by the By-Laws, a director may be removed, with or without cause, by the affirmative vote of a majority of (a) the Board of Directors, (b) a committee of the Board of Directors appointed for such purpose, or (c) the stockholders by vote of a majority of the outstanding shares of the Corporation.

6.3  Liability of Directors and Officers.
     -----------------------------------

     (a) To the fullest extent permitted by the Maryland General Corporation Law and the Investment Company Act of 1940, no director or officer of the Corporation shall be liable to the Corporation or to its stockholders for money damages. No amendment to these Articles of Incorporation or repeal of any of its provisions shall limit or eliminate the benefits provided to directors and officers under this provision with respect to any act or omission which occurred prior to such amendment or repeal.

     (b) In performance of his duties, a director or officer is entitled to rely on any information, opinion, report, or statement, including any financial statement or other financial data, prepared by others, to the extent not inconsistent with the General Laws of the State of Maryland. A person who performs his duties in accordance with the standards of Article 2-405.1 of the Maryland General Corporation Law or otherwise in accordance with applicable law shall have no liability by reason of being or having been a director of the Corporation.

6.4 POWERS OF DIRECTORS. In addition to any powers conferred herein or in the By-Laws, the Board of Directors may, subject to any express limitations contained in these Articles of Incorporation or in the By-Laws, exercise the full extent of powers conferred by the General Laws of the State of Maryland or other applicable law upon corporations or directors thereof and the enumeration and definition of particular powers herein or in the By-Laws shall in no way be deemed to restrict or otherwise limit those lawfully conferred powers. In furtherance and without limitation of the foregoing, the Board of Directors shall have power:

     (a) to make, alter, amend or repeal from time to time the By-Laws of the Corporation except as otherwise provided by the By-Laws;

     (b) subject to requirements of the Investment Company Act of 1940 and the General Laws of the State of Maryland, to authorize the Corporation to enter into contracts with any person, including any firm, corporation, trust or association in which a director, officer, employee or stockholder of the Corporation may be interested. Such contracts may be for any lawful purpose, whether or not such purpose involves delegating functions normally performed by the board of directors or officers of a corporation, including, but not limited to, the provision of investment management for the Corporation's investment portfolio, the distribution of securities issued by the Corporation, the administration of the Corporation's affairs, the provision of transfer agent services with respect to the Corporation's shares of capital stock, and the custody of the Corporation's assets. Any person (including its affiliates) may be retained in multiple capacities pursuant to one or more contracts and may also perform services, including similar or identical services, for others, including other investment companies. Subject to the requirements of applicable law, such contracts may provide for compensation to be paid by the Corporation in such amounts, including payments of multiple amounts for persons (including their affiliates) acting in multiple capacities, as the Board of Directors shall determine in its discretion to be proper and reasonable.

     (c) to authorize from time to time the payment of compensation to the Directors for services to the Corporation, including fees for attendance at meetings of the Board of Directors and committees thereof.

6.5 DETERMINATIONS BY BOARD OF DIRECTORS. Any determination made by or pursuant to the direction of the Board of Directors and in accordance with the standards set by the General Laws of the State of Maryland shall be final and conclusive and shall be binding upon the Corporation and upon all stockholders, past, present and future, of each class and series.

                                   ARTICLE VII
                PROVISIONS FOR DEFINING, LIMITING AND REGULATING
                ------------------------------------------------
                 THE POWERS OF THE CORPORATION AND THE DIRECTORS
                 -----------------------------------------------
                                AND STOCKHOLDERS
                                ----------------

7.1  DURATION. The duration of the Corporation shall be perpetual.

7.2 LOCATION OF MEETINGS, OFFICES AND BOOKS. Both directors and stockholders may hold meetings within or without the State of Maryland and abroad, and the Corporation may have one or more offices and may keep its books within or without the State of Maryland and abroad at such places as the directors shall determine.

7.3 MEETINGS OF STOCKHOLDERS. Except as otherwise provided in the By-Laws, in accordance with applicable law, the Corporation shall not be required to hold an annual meeting of stockholders in any year unless required by applicable law. Election of directors, whether by the directors or by stockholders, need not be by ballot unless the By-Laws so provide.

7.4 INSPECTION OF RECORDS. Stockholders of the Corporation shall have only such rights to inspect and copy the records, documents, accounts and books of the Corporation and to request statements regarding its affairs as are provided by the Maryland General Corporation Law, subject to such reasonable regulations, not contrary to the General Laws of the State of Maryland, as the Board of Directors may from time to time adopt regarding the conditions and limits of such rights.

7.5 INDEMNIFICATION. The Corporation, including its successors and assigns, shall indemnify its directors and officers and make advance payment of related expenses to the fullest extent permitted, and in accordance with the procedures required, by the General Laws of the State of Maryland and the Investment Company Act of 1940. The By-Laws may provide that the

Corporation shall indemnify its employees and/or agents in any manner and within such limits as permitted by applicable law. Such indemnification shall be in addition to any other right or claim to which any director, officer, employee or agent may otherwise be entitled. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise or employee benefit plan, against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the Corporation would have had the power to indemnify against such liability. The rights provided to any person by this Article 7.4 shall be enforceable against the Corporation by such person who shall be presumed to have relied upon such rights in serving or continuing to serve in the capacities indicated herein. No amendment of these Articles of Incorporation shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment.

7.6 WHOLLY-OWNED SUBSIDIARIES. The Corporation may own all or any portion of the securities of, make loans to, or contribute to the costs or other financial requirements of any company which is wholly owned by the Corporation or by the Corporation and by one or more other investment companies and is primarily engaged in the business of providing, at cost, management, administrative or related services to the Corporation or to the Corporation and other investment companies.

7.7 AMENDMENTS. The Corporation reserves the right to amend, alter, change or repeal any provision of these Articles of Incorporation, including any amendment that alters the contract rights, as expressly set forth in the charter, of any outstanding shares of stock. All rights conferred upon stockholders herein are granted subject to this reservation.

7.8 REFERENCES TO STATUTES, ARTICLES AND BY-LAWS. All references herein to statutes, to these Articles of Incorporation or to the By-Laws shall be deemed to refer to those statutes, Articles or By-Laws as they are amended and in effect from time to time.

IN WITNESS WHEREOF, AMIDEX Funds, Inc. has caused these Restated Articles of Corporation to be signed in its name and on its behalf by its Chairman of the Board of Directors and attested by its Secretary this ______ day of
________________________.


BY:___________________________


ATTEST:________________________

                                    EXHIBIT E
                                    ---------

                   PLAN OF DISTRIBUTION PURSUANT TO RULE 12B-1

                                    RECITALS

     1. AMIDEX(TM) FUNDS, INC, a corporation organized under the laws of the State of Maryland (the "Company") is engaged in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act").

     2. The Company operates as a "series company" within the meaning of Rule 18f-2 under the Act and is authorized to issue shares of beneficial interest in various series (collectively the "Funds"). The Company, by virtue of such arrangement, may be deemed to act as a distributor of its shares as provided in Rule 12b-1 under the Act and desires to adopt a Plan pursuant to such Rule (the "Plan").

     3. Funds of the Company may utilize Fund assets to pay for sales or promotional services or activities that have been or will be provided in connection with distribution of shares of the Funds if such payments are made pursuant to a Plan adopted and continued in accordance with Rule 12b-1 under the Act. The Company currently offers the following series ("Funds"):

     The AMIDEX35 Mutual Fund
     The Cancer Innovations & Healthcare Mutual Fund

     4. The Company is further authorized to issue various Classes of shares within each series. The Company has authorized the classification of the following Classes of shares for each Fund of the Company:

     1.   Class A shares, with a front-end sales load;
     2.   Class B shares, with a back-end contingent deferred sales charge;
     3. Class C shares, with no sales charges but an additional ongoing distribution fee;
     4.   No-Load shares, with no sales charges.

     5. The Directors as a whole, and the Directors who are not interested persons of the Company (as defined in the Act) and who have no direct or indirect financial interest in the operation of this Plan and any agreements relating to it (the "Qualified Directors"), having determined, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law and under Section 36(a) and (b) of the Act, that there is a reasonable likelihood that this Plan will benefit the Funds and their shareholders, and have approved the Plan by votes cast in person at a meeting called for the purpose of voting on this Plan and agreements related thereto.

     6. The shareholder(s) of each Class of Shares affected by this Plan have approved the Plan.

                                 PLAN PROVISIONS

SECTION 1. EXPENDITURES

     (a) PURPOSES. Each Fund's assets may be utilized to pay for promotional services related to the distribution of Fund shares, including personal services provided to prospective and existing Fund shareholders, which include the costs of: printing and distribution of prospectuses and promotional materials; making slides and charts for presentations; assisting shareholders and prospective investors in understanding and dealing with the Fund; and travel and out-of-pocket expenses (e.g. copy and long distance telephone charges) related thereto.

     (b) AMOUNTS. Each Fund will pay to TransNations Investments, LLC (the "Adviser"), or others at the direction of the Adviser, a monthly servicing fee at an annual rate of 0.25% of each Fund's net assets, on Class A, Class B, and Class C shares, and a monthly distribution fee of 0.75% on Class B and Class C shares, such fees to be computed daily based on the daily average net assets of each Fund. The Adviser shall utilize such fees to pay for sales and promotional services related to the distribution of Fund shares, including personal services provided to prospective and existing Fund shareholders.

SECTION 2. TERM AND TERMINATION

     (a) INITIAL TERM. This Plan shall become effective on September 30, 1999 and shall continue in effect for a period of one year thereafter unless terminated or otherwise continued or discontinued as provided in this Plan.

     (b) CONTINUATION OF THE PLAN. The Plan and any related agreements shall continue in effect for periods of one year thereafter for so long as such continuance is specifically approved at least annually by votes of a majority of both (a) the Directors of the Company and (b) the Qualified Directors, cast in person at a meeting called for the purpose of voting on this Plan and such related agreements.

     (c) TERMINATION OF THE PLAN. This Plan may be terminated as to any Class of shares at any time by vote of a majority of the Qualified Directors, or by vote of a majority of the outstanding voting securities of Class of shares of the Fund affected thereby.

SECTION 3. AMENDMENTS

     This Plan may not be amended to increase materially the amount of distribution expenditures provided for in Section 1 hereof unless such amendment is approved by a vote of the majority of the outstanding voting securities of the Funds, and no material amendment to the Plan shall be made unless approved in the manner provided for annual renewal in Section 2(b) hereof.

SECTION 4. INDEPENDENT DIRECTORS

     While this Plan is in effect with respect to the Funds, the selection and nomination of Directors who are not interested persons of the Company (as defined in the Act) shall be committed to the discretion of the Directors who are not interested persons.

SECTION 5. QUARTERLY REPORTS

     The Treasurer of the Company shall provide to the Directors and the Directors shall review, at least quarterly, a written report of the amounts accrued and the amounts expended under this Plan for distribution, along with the purposes for which such expenditures were made.

SECTION 6. RECORDKEEPING

     The Company shall preserve copies of this Plan and any related agreements and all reports made pursuant to Section 5 hereof, for a period of not less than six years from the date of this Plan, the agreements or such report, as the case may be, the first two years in an easily accessible place.

SECTION 7. AGREEMENTS RELATED TO THIS PLAN

     Agreements with persons providing distribution services to be paid for or reimbursed under this Plan shall provide that:

     (a) the agreement will continue in effect for a period of one year and will continue thereafter only if specifically approved by vote of a majority of the Directors of the Company;
     (b) the agreement may be terminated at any time, without payment of any penalty, by vote of a majority of (i) the Qualified Directors or (ii) the outstanding voting securities of the Fund, on not more than sixty
          (60) days' written notice to any other party to the agreement;
     (c) the agreement will terminate automatically in the event of an assignment; and
     (d) in the event the agreement is terminated or otherwise discontinued, no further payments will be made by the Fund after the effective date of such action.

                             AMIDEX(TM) Funds, Inc.
                             ----------------------
                               2621 Van Buren Ave.
                              Norristown, PA 19403

VOTE TODAY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, CURRENTLY COMPRISED OF A SOLE DIRECTOR, CLIFFORD A. GOLDSTEIN WHO RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

If you own shares in more than one of the Funds, you will receive Proxies to vote each Fund.

Revoking any such prior appointments, the undersigned appoints David F. Ganley proxy with the power of substitution to vote all of the shares of AMIDEX35 Mutual Fund and AMIDEX Cancer Innovations & Healthcare Mutual Fund (each a "Fund"), two series of AMIDEX Funds, Inc. (the "Company"), registered in the name of the undersigned at the Special Meeting of Shareholders of the Fund to be held at the offices of AMIDEX Funds, Inc., 2621 Van Buren Ave., Norristown, Pennsylvania 19403, on April 30, 2003, at 9:00a.m. (Eastern Time), and at any adjournment or adjournments thereof.

The shares of beneficial interest represented by this Proxy will be voted in accordance with the instructions given by the undersigned below. IF NO INSTRUCTIONS ARE GIVEN, SUCH SHARES WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW. The Board of Directors recommends voting FOR the proposals.

APPLIES TO ALL PROPOSALS
                                                         FOR

     By checking the box to the right votes in           | |
     favor of all proposals in accordance with the Board's recommendation.

(NOTE: Checking the box labeled ABSTAIN will result in the shares covered by the Proxy being treated as if they were voted AGAINST the proposal.) Please fill in box(es) as shown using black or blue ink or number 2 pencil.[X] PLEASE DO NOT USE FINE POINT PENS.

APPLIES TO ALL FUNDS                                     FOR   AGAINST   ABSTAIN

     Proposal 1: Approval of a new Investment
     Advisory Agreement ("Advisory Agreement")
     between AMIDEX and Index Investments, LLC,
     for all the Funds.                                  | |      | |      | |

     Proposal 2: Approval of the amendments to the
     AMIDEX Articles of Incorporation to allow for
     issuance, merger, consolidation or closure of
     certain series of the Funds without further
     shareholder approval; and the filing of
     Amended and Restated Articles of
     Incorporation.                                      | |      | |      | |

     Proposal 3. Approval of a new slate of
     Directors to serve on the Board of Directors of the Funds until such time as their successors shall be duly elected and qualified.

                              Clifford A Goldstein       | |      | |      | |

                                   Elliot Hirshman       | |      | |      | |

                                         Eli Gabay       | |      | |      | |

                                        Erica Levy       | |      | |      | |

     Proposal 4. Approval of McCurdy & Associates
     CPA's, Inc. to serve as the independent
     public accountants for the Funds.                   | |      | |      | |

     Proposal 5: Approval of 12b-1 Distribution
     Plan..                                              | |      | |      | |

     Proposal 6: Authority to transact such other
     business as may properly come before the
     shareholders of the Funds.                          | |      | |      | |

Receipt is acknowledged of the Notice and Proxy Statement for the Special Meeting of Shareholders to be held on April 30, 2003. This proxy may be revoked at anytime before it is exercised.

PLEASE SIGN AND DATE THIS PROXY IN THE SPACE PROVIDED.

Execution by shareholders who are not individuals must be made by an authorized signatory. Executors, administrators, Directors, guardians and others signing in a representative capacity should give their full title as such.

---------------------------------------------------------       ----------------
Authorized Signature                                                 Date

---------------------------------------------------------       ----------------
Authorized Signature (Joint Investor or Second Signatory)            Date

---------------------------------------------------------
Printed Name (and Title if Applicable)